[FRONT COVER]

                        VANGUARD(R)ASSET ALLOCATION FUND

ANNUAL REPORT

SEPTEMBER 30, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                          [PHOTO JOHN J BRENNAN]

================================================================================
SUMMARY
* Vanguard Asset Allocation Fund returned a disappointing -16.4% during the 12 months ended September 30, 2002.
* Our fund fared worse than its comparative standards, trailing the average flexible fund by 6 percentage points and the Asset Allocation Composite Index by 7.6 percentage points.
* Our investment adviser moved all of the fund's assets into stocks in mid-July, a decision that hurt the fund's performance.
--------------------------------------------------------------------------------

CONTENTS
 1  Letter from the Chairman
 6  Notice to Shareholders
 7  Report from the Adviser
10  Fund Profile
12  Glossary of Investment Terms
14  Performance Summary
15  Your Fund's After-Tax Returns
16  Financial Statements
================================================================================

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
Vanguard(R) Asset Allocation Fund declined -16.4% during the 12 months ended September 30, 2002. The fund's disappointing performance reflected both the tough stock market environment--the current bear market is easily the worst ever experienced by most investors--and our investment adviser's emphasis on equities throughout the fiscal year.

     As a matter of strategy, the fund's investment adviser, Mellon Capital Management, attempts to identify imbalances in the relative prices and expected returns of stocks, bonds, and cash investments and then positions the Asset Allocation Fund to take advantage of these imbalances. The divergent performance of stocks and bonds--sharp declines in equities and a strong rally in Treasury securities--led Mellon Capital to shift all of the fund's assets to stocks in July--its first-ever all-stock commitment.

     As shown in the adjacent table, our fund's return significantly lagged the total returns (capital change plus reinvested dividends) of both the average "flexible" mutual fund and the Asset Allocation Composite Index, an unmanaged benchmark comprising a static mix of 65% stocks and 35% bonds.

================================================================================
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                    SEPTEMBER 30
--------------------------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND
 Investor Shares                                                       -16.4%
 Admiral Shares                                                        -16.4
Average Flexible Fund*                                                 -10.4
Asset Allocation Composite Index**                                      -8.8
================================================================================
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long Treasury Index.

     The fund's starting and ending net asset values, as well as the amount of income dividends that it distributed during the period, are presented in the table on page 5. If you own Vanguard Asset Allocation Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 15.

================================================================================
ADMIRAL(TM)  SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
================================================================================

STOCK PRICES FELL AMID VALUATION WORRIES, ECONOMIC STRUGGLES, TALK OF WAR
The 12 months ended September 30 were a bleak period for equity investors. The overall stock market, which was about one-third below its March 2000 peak when the period began, rebounded 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.

     For the full fiscal year, the Wilshire 5000 Total Market Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half its value.

     Price declines were not uniform in the 12-month period, but they were widespread. Growth stocks--generally, shares in companies expected to record above-average increases in earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%. Value stocks did not do much better; the Russell 3000 Value Index returned -15.9%. Large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.5%. Small-caps fared slightly better, returning -9.3%, as tracked by the Russell 2000 Index.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                ONE         THREE          FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)                -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)           -17.5         -11.7          -2.0
MSCI All Country World Index Free
 ex USA (International)                       -13.1         -13.6          -5.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     8.6%          9.5%          7.8%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index             9.5           8.6           6.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       2.0           4.2           4.5
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            1.5%          2.5%          2.3%
================================================================================

     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were more than 10% lower each quarter than they had been in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

================================================================================
Stock price declines during the fiscal year were not uniform, but they were widespread.
================================================================================

* HIGH-QUALITY BONDS DELIVERED TERRIFIC RESULTS
The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the period, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

AN EMPHASIS  ON STOCKS HURT OUR  RELATIVE  RETURNS
The -16.4% total return of Vanguard Asset Allocation Fund during the 12 months ended September 30 reflected an -18.5% decline in our share price and a return of 2.1% from income, including interest payments from bond holdings. This result follows a -13.5% decline in fiscal 2001. We thank our shareholders for sticking with us during this difficult period.

     Our shortfall versus our comparative measures resulted from the fact that our investment adviser found stocks increasingly attractive relative to bonds--and invested accordingly. As you know, in pursuing long-term growth of capital and income, Mellon Capital Management can invest the Asset Allocation Fund's assets in any combination of large-cap common stocks, long-term U.S. Treasury bonds, and cash equivalents. Our adviser uses a quantitative process to project the long-term return and risk of each asset class.

================================================================================
PORTFOLIO ALLOCATION CHANGES
--------------------------------------------------------------------------------
DATE OF CHANGE                            STOCKS        BONDS      CASH
--------------------------------------------------------------------------------
October 25, 2001                            70%         30%         0%
November 2, 2001                            80          20          0
November 19, 2001                           70          30          0
December 11, 2001                           60          40          0
January 15, 2002                            70          30          0
June 18, 2002                               80          20          0
July 12, 2002                               90          10          0
July 16, 2002                              100           0          0
================================================================================

     When the fiscal year began, Mellon Capital had 80% of the fund's assets invested in stocks and 20% in bonds. Our adviser made six allocation shifts in the ensuing nine months, which left the fund in the same 80% stock/20% bond position on June 30. While the fund's -1.0% return during that nine-month stretch was nothing to get excited about, it was not terrible either. Over the same span, the average flexible fund gained just 0.2%. But in mid-July, based on its analysis of the relative attractiveness of stocks and bonds, Mellon Capital made two allocation changes, first steering the fund to a 90% stock/10% bond mix and then four days later moving it entirely into equities for the first time in the fund's 14-year history. Obviously, as events unfolded, these two switches proved costly. Large-cap stocks (measured by the Standard & Poor's 500 Index) plunged -17.3% between June 30 and September 30, while Treasury bonds had their best quarter in more than a decade. The Lehman Long U.S. Treasury Bond Index returned a remarkable 12.1%.

     We cannot predict when the stock market or our fund will rebound, but we are confident that they will do so. Our confidence in the market stems from the long-term upward trend in U.S. economic growth. Economic growth fuels corporate profits and, in the long run, stock prices. Our confidence in the fund relates both to the skill of our investment adviser--which, as we will discuss momentarily, has a long history of doing good work for our shareholders-- and to our cost advantage over competing mutual funds. Investor Shares in the Asset Allocation Fund carry an expense ratio (operating costs as a percentage of average net assets) of 0.42% (or $4.20 per $1,000 in assets). The fund's Admiral Shares had an expense ratio of 0.32%. The average flexible fund charges 1.42% (or $14.20 per $1,000 in assets)--more than three times as much. There are few "universal truths" in investing. One of them is that cost matters. The lower you keep your investment costs, the more of the market's returns you will be able to capture.

THE LONG-TERM RECORD OF OUR FUND REMAINS IMPRESSIVE
Clearly, the Asset Allocation Fund did not measure up to its comparative standards in fiscal 2002, but it still boasts a solid record of long-term performance. In fact, our fund has outpaced the average flexible fund in 9 of its 13 full fiscal years. Mellon Capital Management, the fund's adviser since its inception in 1988, deserves credit for these results.

================================================================================
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                            AVERAGE             FINAL VALUE OF A
                                             ANNUAL              $10,000 INITIAL
                                             RETURN                   INVESTMENT
--------------------------------------------------------------------------------
Asset Allocation Fund
 Investor Shares                                8.7%                   $23,072
Average Flexible Fund                           6.8                     19,285
Asset Allocation Composite Index                9.5                     24,836
S&P 500 Index                                   9.0                     23,666
--------------------------------------------------------------------------------

     The table above presents our customary look at the average annual returns during the past decade for the fund, its average peer, the Asset Allocation Composite Index, and the S&P 500 Index. The table also presents the results of hypothetical $10,000 investments made in each on September 30, 1992. As you can see, our fund's average annual return (+8.7%) was comfortably ahead of that of the average flexible fund. We did not keep pace with the unmanaged indexes, which benefited in part from their lack of operating costs.

     It's interesting to note that over the past decade the fund earned a return that was very close to that of the S&P 500 Index, while exposing its shareholders to far less volatility.

BUILDING WEALTH INVOLVES TAKING RISK
Investors today probably don't need a reminder that investing involves considerable risk. But we think it's important to bear in mind that a degree of risk must be assumed if one is to build long-term wealth. Stocks have provided superior long-term returns precisely because they entail considerable risk. Investors who avoid the risk of interim downturns open themselves up to the very real risk of failing to meet long-term investment goals.

     We've always advocated, and will continue to advocate, diversifying your investment program as a way to control the amount of risk that you take while enabling you to reap some of the rewards that the financial markets have to offer.


Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

October 9, 2002


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2001-SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                         STARTING          ENDING           INCOME       CAPITAL
                      SHARE PRICE     SHARE PRICE        DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Asset Allocation Fund
 Investor Shares           $20.43          $16.65          $0.530         $0.000
 Admiral Shares             45.88           37.38           1.238          0.000
================================================================================

================================================================================
NOTICE TO SHAREHOLDERS
There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.

     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, VANGUARD.COM, or by calling Vanguard at 1-800-992-0833.

     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.
================================================================================

REPORT FROM THE ADVISER
Vanguard Asset Allocation Fund had a total return (price change plus reinvested income) of -16.4% for the 12 months ended September 30, 2002. The S&P 500 Index declined -20.5% for the period and the Lehman Long Treasury Index returned 14.5%, leading the unmanaged Asset Allocation Composite Index (a 65% stock/35% bond mix of these two benchmarks) to return -8.8%.

     Your fund, which held 60% of its assets in stocks and 40% in bonds in December 2001, progressively increased its stock allocation over the next seven months, reaching 100% in July 2002. This aggressive allocation was consistent with our valuation discipline and the recommendation of our tactical asset allocation (TAA) model, but it hurt the fund's performance during the second half of the fiscal year as growing pessimism pushed stocks far lower than could be justified by economic fundamentals. Our process recommends extreme positions only rarely. Indeed, July marked the first time in your fund's 14-year history that it has been 100% invested in stocks. We have been using our TAA model for much longer--since 1973--and it has called for a 100% commitment to stocks on only four other occasions.

THE INVESTMENT ENVIRONMENT
Gloom in the equity markets appears widespread and has led to a dramatic decline in stock prices. The current climate of fear has been driven not only by higher geopolitical risks--such as war with Iraq, escalating oil prices, and an increase in terrorism--but also by the perception that the economic rebound may be stalling. U.S. economic activity expanded at a real (inflation-adjusted) annual rate of 1.3% in the second quarter. Although this was down substantially from the first-quarter growth rate of 5.0%, the economy has expanded at a 3.0% annualized rate since September 11, 2001.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the fund to take advantage of them.
================================================================================

     Nonetheless, revelations about corporate misconduct at Enron, WorldCom, and Arthur Andersen, and concerns about the accuracy of a number of other companies' financial statements, have led market participants to extrapolate worries about individual companies to stocks in general. We do not view risk as being unusually high, especially at today's much lower price levels. Much of the perceived risk appears to be reflected in today's prices.

OUR SUCCESSES
During the first half of the fiscal year, our approach to the markets proved successful. The Investor Shares in your fund returned 8.1% during the six months ended March 31, while the Asset Allocation Composite Index returned 5.9%. This happy outcome resulted from our aggressive posture. We began the fiscal year with 80% of the fund's assets invested in stocks and 20% in bonds. We maintained a 70% or 80% stock allocation throughout the fall. On December 11, 2001, we moved to a slightly "underweighted" position in stocks (lowering our stake to 60% of fund assets, compared with the index's 65% weighting). On January 15, we returned to an "overweighted" position, with 70% of assets in equities.

     As always, our decisions were driven by a disciplined evaluation of the expected returns of stocks relative to those of bonds and cash. At the beginning of the period--and for most of the first half of the fiscal year--the expected returns for stocks substantially exceeded those for bonds and cash.
Correspondingly, our model recommended a consistent overweight in stocks throughout the half-year.

UNDERPERFORMANCE . . . AND THE OPPORTUNITY IT CREATES
As noted, we moved 100% of the fund's assets into stocks in July. Over the next two months, U.S. Treasury bonds outperformed the S&P 500 Index by 19 percentage points. The result was a significant performance shortfall versus our index.

     In our view, the disconnect between rational valuation and the psychology of equity investors has reached an extreme not seen since 1987. Our 100% stock allocation is underpinned by an exceptionally favorable equity risk premium (simply, the difference between the expected long-term returns of stocks and bonds). Investors, we believe, have been focused intently on the short run, and their overreaction to recent events has created a compelling opportunity for long-run equity investors.

     Economic fundamentals remain sound. Our research shows that the quality of earnings is far better than the headlines suggest; corporate cash flows are real and healthy. Furthermore, consensus forecasts suggest that earnings could grow at an annualized rate of about 14% over the next five years. We believe that this favorable prospect is very attainable, considering that the economy is coming out of a recession. In the past when the economy has emerged from a trough, large increases have been the norm rather than the exception. Measured from its bottom, the last U.S. recession in 1991 was followed by earnings growth of 16% per year for five straight years.

     Our TAA model does not often make extreme recommendations, and has called for 100% equity only four times previously (December 1974, September 1977, May 1980, and March 1986). Each occasion was followed by substantial positive returns over time: On average, the S&P 500 returned an impressive 27% during the subsequent 12 months. In the past, investors have been well rewarded for sticking by valuation disciplines. Of course, it's impossible to know whether the next 12 months will imitate the pattern of the past.

     Our experience shows that patience may be warranted. For example, in the six months immediately following the 100% equity signal in the fall of 1977, equities were down 7.6% before a significant rebound occurred. The market may remain disconnected from economic reality for a while--but not forever.

OUR PORTFOLIO'S POSITION
Mellon Capital's investment process incorporates not only current price levels but also fundamental prospects for earnings and the economy. Our model identifies profit opportunities when the spread between expected returns for stocks and bonds diverges from the norm.

     By our computation, the S&P 500 Index should deliver a return of about 11.0% per year over a ten-year holding period. Correspondingly, high-grade corporate bonds showed a yield to maturity of 5.8% at the fiscal year-end. Thus, the expected risk premium is a compelling 5.2 percentage points per year, relative to a long-run average of 3.6 percentage points per year. The expected risk premium has not been this wide for more than 15 years. In light of current valuations, our model's clear message going forward is that for long-run investors, it is currently prudent to be overweighted in stocks and underweighted in bonds.


William L. Fouse, CFA
Mellon Capital Management Corporation

October 11, 2002

FUND PROFILE                                            AS OF SEPTEMBER 30, 2002
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 12-13.

================================================================================
ASSET ALLOCATION FUND
TOTAL FUND CHARACTERISTICS
 Turnover Rate           54%
 Expense Ratio
  Investor Shares      0.42%
  Admiral Shares       0.32%
Cash Investments        0.6%
--------------------------------------------------------------------------------

================================================================================
TEN LARGEST STOCKS
 (% of equities)
General Electric Co.                 3.3%
 (conglomerate)
Microsoft Corp.                      3.1
 (software)
Wal-Mart Stores, Inc.                2.9
 (retail)
ExxonMobil Corp.                     2.9
 (oil)
Pfizer, Inc.                         2.4
 (pharmaceuticals)
Johnson & Johnson                    2.2
 (pharmaceuticals)
Citigroup, Inc.                      2.0
 (banking)
American International Group, Inc.   1.9
 (insurance)
The Coca-Cola Co.                    1.6
 (beverage)
Procter & Gamble Co.                 1.5
 (consumer products)
--------------------------------------------------------------------------------
Top Ten                             23.8%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets    12.2%
================================================================================
The "Ten Largest Stocks" excludes any equity index products.


================================================================================
TOTAL FUND VOLATILITY MEASURES
                                    COMPARATIVE                    BROAD
                      FUND               INDEX*        FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared             0.89                 1.00        0.83          1.00
Beta                  0.65                 1.00        0.61          1.00
--------------------------------------------------------------------------------

================================================================================
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                              COMPARATIVE           BROAD
                               FUND                 INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation           2.9%                2.9%             2.9%
Consumer Discretionary         14.1                14.1             15.5
Consumer Staples                9.2                 9.2              8.0
Financial Services             22.0                22.0             22.8
Health Care                    15.1                15.1             14.5
Integrated Oils                 4.7                 4.7              3.8
Other Energy                    1.4                 1.4              2.1
Materials & Processing          3.2                 3.2              3.8
Producer Durables               3.7                 3.7              3.9
Technology                     12.1                12.1             11.4
Utilities                       6.7                 6.7              6.4
Other                           4.9                 4.9              4.9
--------------------------------------------------------------------------------

================================================================================
FUND ASSET ALLOCATION+
  CASH INVESTMENTS - 1%
  STOCKS - 99%
--------------------------------------------------------------------------------

 *S&P 500 Index.
**Wilshire 5000 Index.
 +Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

================================================================================
EQUITY CHARACTERISTICS
                                                 COMPARATIVE            BROAD
                                    FUND               INDEX*           INDEX**
--------------------------------------------------------------------------------
Number of Stocks                     502                500            5,732
Median Market Cap                 $38.8B             $38.8B           $24.8B
Price/Earnings Ratio               21.0x              21.0x            22.0x
Price/Book Ratio                    2.6x               2.6x             2.4x
Dividend Yield                      1.9%               1.9%             1.8%
Return on Equity                   23.1%              23.1%            21.3%
Earnings Growth Rate                9.3%               9.3%             9.3%
Foreign Holdings                    0.3%               0.3%             0.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EQUITY INVESTMENT FOCUS
  MARKET CAP - LARGE
  STYLE      - BLEND
--------------------------------------------------------------------------------


================================================================================
FIXED INCOME CHARACTERISTICS
                                                    COMPARATIVE          BROAD
                                    FUND                  INDEX+         INDEX++
--------------------------------------------------------------------------------
Number of Bonds                        0                     43            6,862
Average Coupon                       ---                   7.7%             6.3%
Average Maturity                     ---             19.2 years        6.8 years
Average Quality                      ---               Treasury              Aaa
Average Duration                     ---             11.4 years        3.8 years
--------------------------------------------------------------------------------
As of September 30, 2002, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.


--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS
  CREDIT QUALITY   - TREASURY/AGENCY
  AVERAGE MATURITY - LONG
--------------------------------------------------------------------------------



 *S&P 500 Index.
**Wilshire 5000 Index.
 +Lehman Long Treasury Index.
++Lehman Aggregate Bond Index.

                                                             [PHOTO OF COMPUTER]
                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
================================================================================

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2002
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

ASSET ALLOCATION FUND
================================================================================
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1992-SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INITIAL INVESTMENT OF $10,000

    ASSET ALLOCATION    AVERAGE FLEXIBLE   ASSET ALLOCATION            S&P 500
                FUND                FUND    COMPOSITE INDEX              INDEX
--------------------------------------------------------------------------------
199209         10000               10000              10000              10000
199212         10295               10404              10360              10504
199303         10876               10857              10893              10962
199306         11105               11035              11133              11016
199309         11541               11408              11555              11300
199312         11684               11665              11665              11562
199403         11150               11287              11128              11124
199406         11034               11138              11051              11171
199409         11304               11409              11377              11717
199412         11413               11357              11450              11715
199503         12332               12061              12429              12856
199506         13621               12949              13674              14083
199509         14535               13620              14497              15202
199512         15460               14205              15480              16117
199603         15895               14618              15639              16982
199606         16305               15022              16090              17744
199609         16754               15300              16506              18293
199612         17892               16136              17677              19818
199703         18081               16099              17790              20349
199706         20344               17798              20137              23901
199709         21684               18944              21527              25692
199712         22780               19152              22429              26429
199803         25096               20723              24566              30116
199806         26135               21030              25498              31111
199809         24989               19361              24579              28016
199812         28566               21871              27816              33983
199903         28859               21983              28282              35676
199906         29633               23230              29322              38190
199909         28659               22364              28113              35805
199912         30055               24605              30569              41133
200003         31748               25230              31914              42076
200006         31553               24989              31471              40959
200009         31913               25231              31590              40562
200012         31544               24677              30750              37388
200103         28600               22686              28522              32956
200106         30088               23557              29451              34884
200109         27602               21514              27234              29764
200112         29859               23092              28946              32944
200203         29832               22950              28852              33035
200206         27326               21524              26876              28609
200209         23072               19285              24836              23666
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED SEPTEMBER 30, 2002          FINAL VALUE
                                           ONE          FIVE         TEN       OF A $10,000
                                          YEAR         YEARS       YEARS         INVESTMENT
--------------------------------------------------------------------------------------------
Asset Allocation Fund Investor Shares   -16.41%         1.25%       8.72%           $23,072
Average Flexible Fund*                  -10.36          0.36        6.79             19,285
Asset Allocation Composite Index**       -8.80          2.90        9.52             24,836
S&P 500 Index                           -20.49         -1.63        9.00             23,666
--------------------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                           ONE           SINCE     OF A $250,000
                                          YEAR        INCEPTION+      INVESTMENT
--------------------------------------------------------------------------------
Asset Allocation Fund Admiral Shares   -16.35%         -20.85%         $191,888
Asset Allocation Composite Index**      -8.80          -14.08           210,558
--------------------------------------------------------------------------------

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                           ASSET ALLOCATION FUND                      COMPOSITE
                               INVESTOR SHARES                          INDEX**
FISCAL         CAPITAL             INCOME               TOTAL             TOTAL
YEAR            RETURN             RETURN              RETURN            RETURN
--------------------------------------------------------------------------------
1993              10.7%               4.7%               15.4%             15.5%
1994              -5.2                3.1                -2.1              -1.5
1995              23.6                5.0                28.6              27.4
1996              11.1                4.2                15.3              13.9
1997              24.7                4.7                29.4              30.4
--------------------------------------------------------------------------------

                           ASSET ALLOCATION FUND                      COMPOSITE
                               INVESTOR SHARES                          INDEX**
FISCAL         CAPITAL             INCOME               TOTAL             TOTAL
YEAR            RETURN             RETURN              RETURN            RETURN
--------------------------------------------------------------------------------
1998              11.5%               3.7%               15.2%             14.2%
1999              10.5                4.2                14.7              14.4
2000               7.0                4.4                11.4              12.4
2001             -16.6                3.1               -13.5             -13.8
2002             -18.5                2.1               -16.4              -8.8
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**65% S&P 500 Index, 35% Lehman Long Treasury Index.
+August 13, 2001.
Note: See Financial Highlights tables on pages 26 and 27 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2002
                                          ONE YEAR      FIVE YEARS    TEN YEARS
ASSET ALLOCATION FUND INVESTOR SHARES   ----------------------------------------
 Returns Before Taxes                      -16.41%        1.25%         8.72%
 Returns After Taxes on Distributions      -17.23        -0.94          6.32
 Returns After Taxes on Distributions
   and Sale of Fund Shares                  -9.96         0.27          6.21
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                    AS OF SEPTEMBER 30, 2002
STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market-value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                  SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (51.2%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                              4,463,400    $       110,023
* Microsoft Corp.                                   2,428,600            106,227
  Wal-Mart Stores, Inc.                             1,998,500             98,406
  ExxonMobil Corp.                                  3,045,140             97,140
  Pfizer, Inc.                                      2,802,425             81,326
  Johnson & Johnson                                 1,351,994             73,116
  Citigroup, Inc.                                   2,273,861             67,420
  American International
   Group, Inc.                                      1,172,554             64,139
  The Coca-Cola Co.                                 1,114,100             53,432
  Procter & Gamble Co.                                579,944             51,835
  Merck & Co., Inc.                                 1,017,500             46,510
  International Business
   Machines Corp.                                     768,500             44,873
  Bank of America Corp.                               675,188             43,077
  Intel Corp.                                       3,009,100             41,796
  Philip Morris Cos., Inc.                            960,800             37,279
  Wells Fargo & Co.                                   768,610             37,016
* Cisco Systems, Inc.                               3,275,500             34,327
  Verizon Communications                            1,220,932             33,502
  ChevronTexaco Corp.                                 478,458             33,133
* Viacom Inc. Class B                                 798,308             32,371
  United Parcel Service, Inc.                         502,900             31,446
  SBC Communications Inc.                           1,508,014             30,311
  PepsiCo, Inc.                                       789,810             29,183
  Abbott Laboratories                                 699,600             28,264

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
  Eli Lilly & Co.                                     503,200    $        27,847
* Dell Computer Corp.                               1,171,200             27,535
  Home Depot, Inc.                                  1,053,100             27,486
  Fannie Mae                                          449,800             26,781
* Amgen, Inc.                                         575,672             24,006
* AOL Time Warner Inc.                              1,986,800             23,246
  Medtronic, Inc.                                     544,100             22,917
  Pharmacia Corp.                                     585,057             22,747
  Bristol-Myers Squibb Co.                            870,460             20,717
  AT&T Corp.                                        1,703,777             20,462
  Wachovia Corp.                                      623,432             20,380
  Anheuser-Busch Cos., Inc.                           400,228             20,252
  Bank One Corp.                                      526,435             19,689
  3M Co.                                              177,200             19,487
* Oracle Corp.                                      2,465,400             19,378
  Wyeth                                               589,400             18,743
  American Express Co.                                599,635             18,697
  Freddie Mac                                         310,400             17,351
  J.P. Morgan Chase & Co.                             892,968             16,957
  Morgan Stanley                                      498,300             16,882
  E.I. du Pont de Nemours & Co.                       447,167             16,129
  Fifth Third Bancorp                                 262,312             16,061
  U.S. Bancorp                                        856,277             15,910
  Hewlett-Packard Co.                               1,361,832             15,893
  BellSouth Corp.                                     840,100             15,424
  Lowe's Cos., Inc.                                   342,900             14,196
  The Walt Disney Co.                                 936,200             14,174

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
  The Goldman Sachs Group, Inc.                       213,300    $        14,084
  Gillette Co.                                        475,600             14,078
  Walgreen Co.                                        456,900             14,054
  Schering-Plough Corp.                               655,800             13,982
  ConocoPhillips                                      299,315             13,840
  Colgate-Palmolive Co.                               251,400             13,563
  Washington Mutual, Inc.                             430,911             13,561
  Kimberly-Clark Corp.                                238,192             13,491
  Lockheed Martin Corp.                               199,682             12,913
  The Boeing Co.                                      377,586             12,887
  Merrill Lynch & Co., Inc.                           386,800             12,745
  Tyco International Ltd.                             897,295             12,652
  Cardinal Health, Inc.                               199,925             12,435
  UnitedHealth Group Inc.                             140,600             12,263
  United Technologies Corp.                           212,400             11,998
  Target Corp.                                        404,236             11,933
  Allstate Corp.                                      328,354             11,673
  Texas Instruments, Inc.                             779,100             11,507
  Dow Chemical Co.                                    406,917             11,113
  HCA Inc.                                            232,245             11,057
* Tenet Healthcare Corp.                              216,250             10,704
  MBNA Corp.                                          576,875             10,603
  Marsh & McLennan Cos., Inc.                         249,000             10,368
  Motorola, Inc.                                    1,017,820             10,361
  McDonald's Corp.                                    578,800             10,222
  Schlumberger Ltd.                                   259,300              9,973
  First Data Corp.                                    354,500              9,908
  FleetBoston Financial Corp.                         484,623              9,852
  Automatic Data Processing, Inc.                     278,300              9,676
  General Motors Corp.                                246,804              9,601
  The Bank of New York Co., Inc.                      328,200              9,432
* QUALCOMM Inc.                                       338,600              9,352
* Clear Channel
   Communications, Inc.                               267,000              9,278
* Kohl's Corp.                                        151,600              9,219
  Southern Co.                                        309,300              8,902
* Comcast Corp.-Special Class A                       422,200              8,807
  Sysco Corp.                                         306,600              8,704
  Emerson Electric Co.                                193,100              8,485
  Gannett Co., Inc.                                   117,300              8,467
* Applied Materials, Inc.                             730,300              8,435
  Baxter International, Inc.                          264,100              8,068
  SunTrust Banks, Inc.                                131,100              8,060
  Illinois Tool Works, Inc.                           138,100              8,055
  Ford Motor Co.                                      817,108              8,008
  Honeywell International Inc.                        362,850              7,859
  National City Corp.                                 266,682              7,608
* Prudential Financial, Inc.                          264,000              7,540
  BB&T Corp.                                          214,100              7,502
  Alcoa Inc.                                          387,236              7,474
  General Dynamics Corp.                               91,200              7,417

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
  Metropolitan Life Insurance Co.                     323,000    $         7,351
  AFLAC Inc.                                          236,200              7,249
  Duke Energy Corp.                                   370,462              7,243
  General Mills, Inc.                                 162,700              7,227
  International Paper Co.                             215,710              7,203
  Exelon Corp.                                        146,125              6,941
  SLM Corp.                                            73,100              6,809
  FedEx Corp.                                         133,620              6,690
* eBay Inc.                                           126,100              6,659
  Carnival Corp.                                      262,000              6,576
  Waste Management, Inc.                              281,710              6,569
* Costco Wholesale Corp.                              202,012              6,539
* Forest Laboratories, Inc.                            79,100              6,487
  Sara Lee Corp.                                      352,100              6,440
  Union Pacific Corp.                                 109,900              6,360
  Harley-Davidson, Inc.                               135,500              6,294
  Northrop Grumman Corp.                               49,600              6,152
  Dominion Resources, Inc.                            119,878              6,081
  Kellogg Co.                                         182,600              6,071
  ConAgra Foods, Inc.                                 241,000              5,989
  Household International, Inc.                       208,288              5,897
  Caterpillar, Inc.                                   156,900              5,840
* Boston Scientific Corp.                             183,800              5,801
  Tribune Co.                                         137,702              5,757
  State Street Corp.                                  147,600              5,703
  Sears, Roebuck & Co.                                145,000              5,655
  ALLTEL Corp.                                        140,800              5,650
  PNC Financial Services Group                        132,100              5,571
  Mellon Financial Corp.                              209,400              5,430
  Charles Schwab Corp.                                623,675              5,426
  Lehman Brothers Holdings, Inc.                      109,900              5,391
  NIKE, Inc. Class B                                  124,600              5,380
  The McGraw-Hill Cos., Inc.                           87,100              5,332
  H.J. Heinz Co.                                      158,100              5,276
  Raytheon Co.                                        175,400              5,139
  Stryker Corp.                                        88,500              5,098
* The Kroger Co.                                      359,800              5,073
  Anadarko Petroleum Corp.                            113,833              5,070
* Cendant Corp.                                       467,334              5,029
* AT&T Wireless Services Inc.                       1,220,289              5,028
* Safeway, Inc.                                       225,200              5,022
  Wm. Wrigley Jr. Co.                                 101,300              5,013
  Deere & Co.                                         108,600              4,936
  Progressive Corp. of Ohio                            96,300              4,876
  KeyCorp                                             194,500              4,857
  Newmont Mining Corp.
   (Holding Company)                                  175,646              4,832
  Avon Products, Inc.                                 104,300              4,808
* WellPoint Health
   Networks Inc. Class A                               64,800              4,750
  CIGNA Corp.                                          67,000              4,740

================================================================================
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                  SHARES              (000)
--------------------------------------------------------------------------------
  TXU Corp.                                           113,441    $         4,732
  Equity Office Properties Trust REIT                 181,500              4,686
  Occidental Petroleum Corp.                          163,500              4,640
* Guidant Corp.                                       140,800              4,549
  Golden West Financial Corp.                          73,000              4,539
  CVS Corp.                                           178,900              4,535
  The Hartford Financial
   Services Group Inc.                                110,500              4,531
* EMC Corp.                                           986,624              4,509
  Omnicom Group Inc.                                   79,800              4,443
  Southwest Airlines Co.                              336,650              4,397
  Albertson's, Inc.                                   181,436              4,383
  XL Capital Ltd. Class A                              59,500              4,373
  Baker Hughes, Inc.                                  149,760              4,348
  Air Products & Chemicals, Inc.                      103,000              4,327
  The Chubb Corp.                                      78,900              4,326
  FPL Group, Inc.                                      79,400              4,272
  TJX Cos., Inc.                                      248,800              4,230
* The Principal Financial Group, Inc.                 161,400              4,225
  American Electric Power Co., Inc.                   147,860              4,215
  Weyerhaeuser Co.                                     96,300              4,215
  The Clorox Co.                                      104,800              4,211
  The Gap, Inc.                                       387,937              4,209
* Intuit, Inc.                                         92,400              4,207
  Burlington Northern
   Santa Fe Corp.                                     175,296              4,193
  FirstEnergy Corp.                                   138,958              4,153
  Masco Corp.                                         211,400              4,133
  Entergy Corp.                                        98,900              4,114
* Bed Bath & Beyond, Inc.                             126,000              4,104
* Electronic Arts Inc.                                 62,000              4,090
  Paychex, Inc.                                       168,250              4,083
  Campbell Soup Co.                                   183,500              4,052
* Travelers Property Casualty Corp.                   298,989              4,045
  Coca-Cola Enterprises, Inc.                         189,500              4,025
  Consolidated Edison Inc.                             98,300              3,954
  Hershey Foods Corp.                                  63,500              3,940
* Anthem, Inc.                                         60,600              3,939
* AutoZone Inc.                                        49,600              3,911
  Progress Energy, Inc.                                95,354              3,897
* Sun Microsystems, Inc.                            1,466,800              3,799
  Comerica, Inc.                                       78,450              3,783
  Archer-Daniels-Midland Co.                          300,572              3,760
  Northern Trust Corp.                                 99,000              3,734
  Loews Corp.                                          86,900              3,727
  Danaher Corp.                                        65,400              3,718
* Yum! Brands, Inc.                                   133,700              3,705
  McKesson Corp.                                      130,665              3,702
  Newell Rubbermaid, Inc.                             119,709              3,695
  Apache Corp.                                         61,760              3,672
  John Hancock Financial
   Services, Inc.                                     132,000              3,670

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
  Burlington Resources, Inc.                           95,085    $         3,647
* Maxim Integrated Products, Inc.                     147,200              3,645
  Sprint Corp.                                        398,900              3,638
* Concord EFS, Inc.                                   228,900              3,635
  SouthTrust Corp.                                    149,500              3,625
  Moody's Corp.                                        73,600              3,570
  Praxair, Inc.                                        69,600              3,557
  AmSouth Bancorp                                     171,300              3,553
  PPG Industries, Inc.                                 78,600              3,513
  Eastman Kodak Co.                                   128,300              3,495
  Norfolk Southern Corp.                              170,700              3,446
  Franklin Resources Corp.                            110,600              3,440
  H & R Block, Inc.                                    81,800              3,436
  Ace, Ltd.                                           116,000              3,435
* Starbucks Corp.                                     166,400              3,435
  Fortune Brands, Inc.                                 72,100              3,410
  Mattel, Inc.                                        189,087              3,405
  Unocal Corp.                                        108,239              3,398
  Capital One Financial Corp.                          96,900              3,384
  New York Times Co. Class A                           74,400              3,381
* Apollo Group, Inc. Class A                           77,500              3,366
  Devon Energy Corp.                                   69,700              3,363
  AmerisourceBergen Corp.                              47,000              3,357
* Zimmer Holdings, Inc.                                87,026              3,337
  Limited Brands, Inc.                                231,976              3,327
  Pitney Bowes, Inc.                                  108,200              3,299
* Micron Technology, Inc.                             264,200              3,268
  TRW, Inc.                                            55,600              3,255
  Cintas Corp.                                         76,200              3,194
* Analog Devices, Inc.                                162,000              3,191
  Marriott International, Inc.
   Class A                                            109,700              3,180
  Charter One Financial, Inc.                         106,821              3,175
  Allergan, Inc.                                       58,100              3,161
  Regions Financial Corp.                              96,600              3,156
  Becton, Dickinson & Co.                             110,900              3,150
  Biomet, Inc.                                        118,050              3,144
  Marathon Oil Corp.                                  138,500              3,141
* Best Buy Co., Inc.                                  137,900              3,077
  May Department Stores Co.                           132,800              3,024
  Rohm & Haas Co.                                      97,539              3,024
  Linear Technology Corp.                             144,800              3,000
  DTE Energy Co.                                       73,500              2,991
  The Pepsi Bottling Group, Inc.                      127,400              2,981
  Electronic Data Systems Corp.                       209,800              2,933
* Chiron Corp.                                         83,700              2,924
  Johnson Controls, Inc.                               37,900              2,911
  Avery Dennison Corp.                                 50,600              2,883
  St. Paul Cos., Inc.                                 100,056              2,874
  Equity Residential REIT                             118,800              2,844
  Transocean Inc.                                     136,107              2,831
  Simon Property Group, Inc. REIT                      79,100              2,826

================================================================================
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                  SHARES              (000)
--------------------------------------------------------------------------------
  Public Service Enterprise
   Group, Inc.                                         91,300    $         2,785
  Jefferson-Pilot Corp.                                69,200              2,775
* International Game Technology                        40,100              2,773
* St. Jude Medical, Inc.                               77,600              2,770
  Amerada Hess Corp.                                   40,400              2,742
  Synovus Financial Corp.                             131,450              2,711
* Agilent Technologies, Inc.                          206,247              2,694
* Lexmark International, Inc.                          57,300              2,693
* Federated Department
   Stores, Inc.                                        91,300              2,688
  Lincoln National Corp.                               87,800              2,682
* Veritas Software Corp.                              182,000              2,670
  Interpublic Group of Cos., Inc.                     167,600              2,656
* Staples, Inc.                                       207,600              2,655
* Harrah's Entertainment, Inc.                         54,800              2,642
* NEXTEL Communications, Inc.                         348,800              2,633
  Marshall & Ilsley Corp.                              94,300              2,630
  North Fork Bancorp, Inc.                             69,500              2,630
  MBIA, Inc.                                           65,350              2,611
  ITT Industries, Inc.                                 41,700              2,599
  Cincinnati Financial Corp.                           72,300              2,572
  Union Planters Corp.                                 93,300              2,562
  Bear Stearns Co., Inc.                               45,387              2,560
  Ameren Corp.                                         61,200              2,549
  Ambac Financial Group, Inc.                          47,250              2,546
  CSX Corp.                                            96,200              2,538
  Computer Associates
   International, Inc.                                263,300              2,528
  Ingersoll-Rand Co.                                   71,950              2,478
* SunGard Data Systems, Inc.                          126,900              2,468
  Halliburton Co.                                     190,300              2,457
* Yahoo! Inc.                                         256,100              2,451
  Genuine Parts Co.                                    78,350              2,401
  Ecolab, Inc.                                         57,400              2,395
  Countrywide Credit Industries, Inc.                  50,600              2,386
* Fiserv, Inc.                                         84,250              2,366
* Xilinx, Inc.                                        148,700              2,355
* Univision Communications Inc.                       102,200              2,330
* MedImmune Inc.                                      111,100              2,319
  Aon Corp.                                           113,125              2,318
  Aetna Inc.                                           64,506              2,310
  Dover Corp.                                          90,500              2,297
* KLA-Tencor Corp.                                     82,000              2,291
  PPL Corp.                                            68,700              2,236
* Health Management
   Associates Class A                                 109,600              2,216
  Cinergy Corp.                                        70,218              2,207
  Textron, Inc.                                        64,700              2,206
  UnumProvident Corp.                                 107,291              2,183
  UST, Inc.                                            77,300              2,181
* Nabors Industries, Inc.                              65,800              2,155

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
  Delphi Corp.                                        251,018    $         2,146
  El Paso Corp.                                       258,898              2,141
* Apple Computer, Inc.                                147,600              2,140
  Knight Ridder                                        37,700              2,127
  KeySpan Corp.                                        62,700              2,100
* Computer Sciences Corp.                              75,100              2,087
  Torchmark Corp.                                      60,600              2,076
  Brown-Forman Corp. Class B                           31,000              2,075
  Family Dollar Stores, Inc.                           77,000              2,070
  Adobe Systems, Inc.                                 108,000              2,063
  Eaton Corp.                                          32,300              2,059
  Molex, Inc.                                          87,150              2,050
* American Standard Cos., Inc.                         32,200              2,049
  Huntington Bancshares Inc.                          112,387              2,044
  MGIC Investment Corp.                                49,500              2,021
  Dollar General Corp.                                148,288              1,990
* Genzyme Corp.-General Division                       95,800              1,974
  IMS Health, Inc.                                    131,800              1,973
* Biogen, Inc.                                         66,800              1,955
  Starwood Hotels &
   Resorts Worldwide, Inc.                             87,300              1,947
  Parker Hannifin Corp.                                50,525              1,931
* PG&E Corp.                                          171,100              1,927
  SAFECO Corp.                                         60,100              1,910
  VF Corp.                                             52,828              1,901
  Kerr-McGee Corp.                                     43,697              1,898
  EOG Resources, Inc.                                  52,400              1,884
* Noble Corp.                                          60,700              1,882
  Hilton Hotels Corp.                                 165,000              1,878
  W.W. Grainger, Inc.                                  44,000              1,872
  Plum Creek Timber Co. Inc. REIT                      81,500              1,843
* Travelers Property Casualty Corp.                   139,226              1,838
  Kinder Morgan, Inc.                                  51,800              1,836
  Darden Restaurants Inc.                              75,600              1,833
  Rockwell Collins, Inc.                               83,300              1,828
* BJ Services Co.                                      70,200              1,825
* King Pharmaceuticals, Inc.                          100,266              1,822
  J.C. Penney Co., Inc.
   (Holding Company)                                  113,800              1,812
  Wendy's International, Inc.                          54,500              1,805
  Sempra Energy                                        91,492              1,798
  First Tennessee National Corp.                       51,700              1,792
  Sherwin-Williams Co.                                 74,700              1,769
  PACCAR, Inc.                                         52,210              1,764
  Applera Corp. - Applied
   Biosystems Group                                    96,300              1,762
  Leggett & Platt, Inc.                                88,000              1,742
* Jones Apparel Group, Inc.                            56,400              1,731
  MeadWestvaco Corp.                                   89,298              1,715
* RadioShack Corp.                                     85,328              1,712
* Qwest Communications
   International Inc.                                 749,872              1,710

================================================================================
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                  SHARES              (000)
--------------------------------------------------------------------------------
  Constellation Energy Group, Inc.                     67,050    $         1,662
  Sigma-Aldrich Corp.                                  33,700              1,660
  Black & Decker Corp.                                 39,500              1,657
  R.J. Reynolds Tobacco
   Holdings, Inc.                                      41,000              1,653
  Xcel Energy, Inc.                                   176,695              1,645
* Office Depot, Inc.                                  132,500              1,635
  Vulcan Materials Co.                                 45,000              1,627
  Zions Bancorp                                        37,300              1,624
  NiSource, Inc.                                       92,773              1,598
* PeopleSoft, Inc.                                    128,000              1,583
  Dow Jones & Co., Inc.                                40,600              1,559
  Deluxe Corp.                                         34,500              1,555
* Altera Corp.                                        178,200              1,545
* Edison International                                153,100              1,531
  Monsanto Co.                                         99,806              1,526
  Whirlpool Corp.                                      32,200              1,477
* Xerox Corp.                                         296,796              1,469
  International Flavors &
   Fragrances, Inc.                                    46,100              1,468
  Engelhard Corp.                                      61,550              1,467
* BMC Software, Inc.                                  110,400              1,443
* Waters Corp.                                         58,500              1,419
  Equifax, Inc.                                        64,800              1,409
  Nucor Corp.                                          37,100              1,406
  CenturyTel, Inc.                                     62,350              1,399
  Tiffany & Co.                                        65,000              1,393
  Circuit City Stores, Inc.                            89,900              1,362
  Rockwell Automation, Inc.                            83,400              1,357
  Georgia Pacific Group                               103,645              1,357
  T. Rowe Price Group Inc.                             54,200              1,353
  Ball Corp.                                           26,500              1,335
  C.R. Bard, Inc.                                      24,400              1,333
  Reliant Energy, Inc.                                132,522              1,327
  Eastman Chemical Co.                                 34,350              1,311
  The Stanley Works                                    39,400              1,287
* Robert Half International, Inc.                      80,500              1,278
* Thermo Electron Corp.                                79,000              1,274
  Cooper Industries, Inc. Class A                      41,857              1,270
* Broadcom Corp.                                      117,400              1,254
  Alberto-Culver Co. Class B                           25,300              1,240
* Jabil Circuit, Inc.                                  83,000              1,227
* Novellus Systems, Inc.                               58,900              1,226
  R.R. Donnelley & Sons Co.                            52,100              1,225
* Pactiv Corp.                                         73,700              1,212
  Sunoco, Inc.                                         40,067              1,208
  Centex Corp.                                         27,200              1,206
  Stilwell Financial, Inc.                             99,700              1,203
* Siebel Systems, Inc.                                208,608              1,200
  Bemis Co., Inc.                                      23,700              1,171
* Sabre Holdings Corp.                                 60,319              1,167
  Pulte Homes, Inc.                                    27,000              1,151

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
* Lucent Technologies, Inc.                         1,513,371    $         1,150
* JDS Uniphase Corp.                                  574,400              1,119
* Watson Pharmaceuticals, Inc.                         44,300              1,086
* QLogic Corp.                                         41,100              1,070
* Manor Care, Inc.                                     47,600              1,070
  Liz Claiborne, Inc.                                  42,600              1,063
  Nordstrom, Inc.                                      58,700              1,053
  Pinnacle West Capital Corp.                          37,900              1,052
* Network Appliance, Inc.                             142,700              1,046
* Convergys Corp.                                      69,100              1,039
* Freeport-McMoRan Copper &
   Gold, Inc. Class B                                  76,300              1,027
  Meredith Corp.                                       23,800              1,025
* LSI Logic Corp.                                     157,600              1,001
* Unisys Corp.                                        139,800                979
  SuperValu Inc.                                       60,200                972
  TECO Energy, Inc.                                    61,000                969
  Adolph Coors Co. Class B                             16,800                946
* Phelps Dodge Corp.                                   36,903                946
* National Semiconductor Corp.                         78,800                941
  Temple-Inland Inc.                                   24,000                928
  Dillard's Inc.                                       45,700                922
* Humana Inc.                                          73,000                905
  Goodrich Corp.                                       47,200                891
* Toys R Us, Inc.                                      87,500                891
  Dana Corp.                                           68,059                890
  Scientific-Atlanta, Inc.                             70,800                886
  KB HOME                                              18,100                884
  Brunswick Corp.                                      41,700                877
  Fluor Corp.                                          35,200                860
  Maytag Corp.                                         37,100                860
  Ashland, Inc.                                        32,100                860
  Hasbro, Inc.                                         77,200                859
* NCR Corp.                                            43,000                851
  Pall Corp.                                           53,766                849
  Winn-Dixie Stores, Inc.                              64,500                846
* American Power
   Conversion Corp.                                    86,600                828
* Advanced Micro Devices, Inc.                        154,400                825
  Bausch & Lomb, Inc.                                  24,800                823
* Sprint PCS                                          419,000                821
* Citizens Communications Co.                         120,000                814
* Solectron Corp.                                     368,100                777
* Big Lots Inc.                                        48,900                774
  Ryder System, Inc.                                   31,000                773
  Symbol Technologies, Inc.                            99,350                762
* Tellabs, Inc.                                       186,400                759
  Rowan Cos., Inc.                                     40,500                755
* HealthSouth Corp.                                   180,700                750
  Worthington Industries, Inc.                         39,950                747
* Teradyne, Inc.                                       77,300                742
* Tektronix, Inc.                                      44,900                738

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
  Autodesk, Inc.                                       55,200    $           699
* Corning, Inc.                                       416,800                667
  Allegheny Energy, Inc.                               50,400                661
  Navistar International Corp.                         29,980                650
* Providian Financial Corp.                           129,500                635
* Reebok International Ltd.                            25,300                634
* Allied Waste Industries, Inc.                        85,700                630
  Millipore Corp.                                      19,700                626
* Sealed Air Corp.                                     36,915                623
* Mercury Interactive Corp.                            36,200                621
  Snap-On Inc.                                         26,950                619
  The Goodyear Tire & Rubber Co.                       69,300                616
  NICOR Inc.                                           21,700                612
  Visteon Corp.                                        64,203                608
  Great Lakes Chemical Corp.                           25,100                603
* AES Corp.                                           238,300                598
* Sanmina-SCI Corp.                                   213,600                592
  Crane Co.                                            28,937                572
  Cooper Tire & Rubber Co.                             34,800                562
  Boise Cascade Corp.                                  24,000                547
* NVIDIA Corp.                                         62,800                538
  Peoples Energy Corp.                                 15,800                532
* Comverse Technology, Inc.                            75,000                524
  Williams Cos., Inc.                                 231,400                523
  Delta Air Lines, Inc.                                55,900                519
* CIENA Corp.                                         171,400                509
  American Greetings Corp.
   Class A                                             31,100                501
* Compuware Corp.                                     163,900                500
* Citrix Systems, Inc.                                 82,200                496
* Quintiles Transnational Corp.                        51,100                486
  CMS Energy Corp.                                     57,600                464
  United States Steel Corp.                            39,240                456
  Tupperware Corp.                                     26,300                437
* TMP Worldwide, Inc.                                  48,100                433
  Cummins Inc.                                         18,200                430
* Hercules, Inc.                                       46,600                429
* Gateway, Inc.                                       144,100                428
* ADC Telecommunications, Inc.                        352,000                405
* Mirant Corp.                                        181,514                401
* Applied Micro Circuits Corp.                        133,700                382
* Rational Software Corp.                              86,700                375
* Thomas & Betts Corp.                                 24,800                349
* Novell, Inc.                                        150,600                316
* Calpine Corp.                                       127,100                314
* Louisiana-Pacific Corp.                              47,000                304
* PMC Sierra Inc.                                      73,800                286
* AMR Corp.                                            67,300                281
  Allegheny Technologies Inc.                          39,955                276
  PerkinElmer, Inc.                                    46,000                251
* Andrew Corp.                                         38,075                249
* Parametric Technology Corp.                         122,700                221

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
* Avaya Inc.                                          125,164    $           179
  Dynegy, Inc.                                        147,100                171
* McDermott International, Inc.                        25,800                158
* Power-One, Inc.                                      33,800                101
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $3,920,178)                                                     3,376,364
================================================================================
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (49.1%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL (3.5%)
 (2) 1.65%, 12/12/2002                               $230,000            229,278
COMMERCIAL PAPER (34.7%)
AIG Funding, Inc.
 1.73%, 10/15/2002                                     35,000             34,976
ALCOA, Inc.
 1.74%, 10/18/2002                                     35,000             34,970
American Honda Finance Co.
 1.70%, 10/11/2002                                     49,750             49,727
 1.70%, 10/23/2002                                     20,000             19,979
 1.75%, 10/7/2002                                      50,000             49,985
 1.76%, 10/4/2002                                      25,000             24,996
Caterpillar Financial Services Ltd.
 1.71%, 10/7/2002                                      10,834             10,831
 1.71%, 11/18/2002                                     11,200             11,174
 1.72%, 10/25/2002                                     45,126             45,074
 1.72%, 11/25/2002                                     20,000             19,947
 1.73%, 11/22/2002                                     14,300             14,264
Ciesco LP
 1.68%, 11/19/2002                                     50,000             49,884
 1.71%, 10/11/2002                                     37,000             36,982
 1.72%, 10/25/2002                                     34,000             33,961
 1.74%, 11/5/2002                                      35,000             34,941
Citicorp, Inc.
 1.74%, 11/18/2002                                     80,000             79,818
The Coca-Cola Co.
 1.73%, 10/4/2002                                      50,000             49,993
 1.74%, 10/7/2002                                      50,000             49,985
Duke Energy Co.
 1.75%, 10/31/2002                                     25,000             24,963
E.I. du Pont de Nemours & Co.
 1.70%, 10/4/2002                                      43,283             43,277
 1.70%, 11/14/2002                                     19,000             18,960
 1.72%, 11/22/2002                                     35,000             34,914
General Electric Capital Corp.
 1.71%, 10/22/2002                                     50,000             49,949
 1.72%, 10/21/2002                                     80,000             79,923

================================================================================
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                  SHARES              (000)
--------------------------------------------------------------------------------
Goldman, Sachs & Co.
 1.70%, 11/22/2002                                   $122,000    $       121,699
International Lease Finance Corp.
 1.73%, 10/16/2002                                     23,500             23,483
 1.74%, 12/19/2002                                     30,000             29,889
 1.77%, 11/5/2002                                      50,000             49,916
 1.78%, 10/8/2002                                      18,450             18,444
J.P. Morgan Chase & Co.
 1.75%, 11/15/2002                                     50,000             49,879
 1.75%, 11/18/2002                                     30,000             29,923
 1.75%, 11/26/2002                                     52,000             51,845
KFW International Finance Inc.
 1.71%, 11/1/2002                                      50,000             49,926
 1.768%, 10/8/2002                                     49,000             48,984
Merrill Lynch & Co., Inc.
 1.71%, 11/27/2002                                     37,000             36,900
MetLife Funding, Inc.
 1.70%, 12/5/2002                                      50,000             49,847
 1.70%, 12/17/2002                                     11,681             11,639
 1.70%, 12/19/2002                                     31,965             31,846
Morgan Stanley & Co., Inc.
 1.74%, 10/9/2002                                      35,000             34,986
 1.76%, 11/18/2002                                    100,000             99,772
Paccar Financial Corp.
 1.67%, 11/13/2002                                     19,000             18,961
 1.71%, 10/24/2002                                     50,000             49,944
 1.75%, 10/7/2002                                      11,850             11,847
 1.75%, 10/10/2002                                     28,200             28,188
Pacific Life Insurance
 1.73%, 10/16/2002                                     50,000             49,960
 1.74%, 10/3/2002                                      19,900             19,898
Salomon Smith Barney Holdings, Inc.
 1.74%, 10/18/2002                                     50,000             49,959
 1.76%, 10/7/2002                                      80,000             79,976
Svenska Handelsbanken Inc.
 1.75%, 11/7/2002                                      15,640             15,612
 1.76%, 10/7/2002                                      85,000             84,975
TransAmerica Finance Corp.
 1.76%, 10/28/2002                                     46,000             45,940
 1.77%, 10/21/2002                                     50,000             49,952
UBS Finance
 1.966%, 10/11/2002                                    27,000             26,987
 1.978%, 10/28/2002                                    81,000             80,894
USAA Capital Corp.
 1.72%, 10/1/2002                                      30,500             30,500
                                                             -------------------
                                                                       2,515,322
                                                             -------------------
--------------------------------------------------------------------------------
                                                         FACE             MARKET
                                                       AMOUNT             VALUE*
                                                        (000)              (000)
--------------------------------------------------------------------------------
Repurchase Agreements (10.9%)
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.95%, 10/1/2002                                    $720,143    $      720,143
 1.95%, 10/1/2002--Note F                                 833               833
                                                             -------------------
                                                                        720,976
                                                             -------------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $3,236,287)                                                    3,236,298
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
 (Cost $7,156,465)                                                    6,612,662
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     47,390
Liabilities--Note F                                                     (63,703)
                                                             -------------------
                                                                        (16,313)
                                                             -------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $6,596,349
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.4% and 0.9%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $8,039,523
Undistributed Net Investment Income                                      31,033
Accumulated Net Realized Losses--Note D                                (630,915)
Unrealized Depreciation---Note E
 Investment Securities                                                 (543,803)
 Futures Contracts                                                     (299,489)
--------------------------------------------------------------------------------
NET ASSETS                                                           $6,596,349
================================================================================
Investor Shares--Net Assets
Applicable to 362,352,528 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $6,033,243
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $16.65
================================================================================
Admiral Shares--Net Assets
Applicable to 15,062,360 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                              $563,106
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $37.38
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                           ASSET ALLOCATION FUND
                                                   YEAR ENDED SEPTEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                       $       62,487
 Interest                                                               147,281
 Security Lending                                                           457
--------------------------------------------------------------------------------
  Total Income                                                          210,225
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                               8,721
  Performance Adjustment                                                 (1,048)
The Vanguard Group--Note C
 Management and Administrative
  Investor Shares                                                        22,242
  Admiral Shares                                                          1,423
 Marketing and Distribution
  Investor Shares                                                         1,129
  Admiral Shares                                                             60
Custodian Fees                                                              129
Auditing Fees                                                                12
Shareholders' Reports and Proxies
 Investor Shares                                                            152
 Admiral Shares                                                               2
Trustees' Fees and Expenses                                                   9
--------------------------------------------------------------------------------
  Total Expenses                                                         32,831
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   177,394
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                              45,033
 Futures Contracts                                                     (363,348)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (318,315)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                 (893,989)
 Futures Contracts                                                     (259,120)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,153,109)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (1,294,030)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                           ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                                        ------------------------
                                                         2002               2001
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 177,394    $      273,387
 Realized Net Gain (Loss)                            (318,315)         (369,965)
 Change in Unrealized Appreciation
  (Depreciation)                                   (1,153,109)       (1,130,559)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                       (1,294,030)       (1,227,137)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                    (187,899)         (319,714)
  Admiral Shares                                      (18,051)               --
 Realized Capital Gain
  Investor Shares                                          --           (96,382)
  Admiral Shares                                           --                --
--------------------------------------------------------------------------------
  Total Distributions                                (205,950)        (416,096)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
 Investor Shares                                         (162)          233,590
 Admiral Shares                                       236,851           508,035
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                         236,689           741,625
--------------------------------------------------------------------------------
Total Increase (Decrease)                          (1,263,291)         (901,608)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                7,859,640         8,761,248
--------------------------------------------------------------------------------
 End of Period                                     $6,596,349        $7,859,640
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

ASSET ALLOCATION FUND INVESTOR SHARES
============================================================================================
FOR A SHARE OUTSTANDING                                YEAR ENDED SEPTEMBER 30,
THROUGHOUT EACH PERIOD                        2002      2001       2000      1999       1998
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $20.43    $24.79     $24.11    $22.90    $21.53
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .45       .73       1.03       .80       .79
 Net Realized and Unrealized Gain (Loss)
  on Investments                             (3.70)    (3.95)      1.61      2.50      2.33
--------------------------------------------------------------------------------------------
  Total from Investment Operations           (3.25)    (3.22)      2.64      3.30      3.12
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.53)     (.87)     (1.00)     (.91)     (.74)
 Distributions from Realized Capital Gains      --      (.27)      (.96)    (1.18)    (1.01)
--------------------------------------------------------------------------------------------
  Total Distributions                         (.53)    (1.14)     (1.96)    (2.09)    (1.75)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $16.65    $20.43     $24.79     $24.11   $22.90
--------------------------------------------------------------------------------------------
TOTAL RETURN                               -16.41%   -13.51%     11.36%     14.68%   15.24%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $6,033    $7,386     $8,761    $8,182    $5,637
 Ratio of Total Expenses to
  Average Net Assets                         0.42%     0.44%      0.44%     0.49%     0.49%
 Ratio of Net Investment Income
  to Average Net Assets                      2.19%     3.16%      4.18%     3.49%     3.80%
 Portfolio Turnover Rate                       54%       77%        29%       11%       60%
============================================================================================

ASSET ALLOCATION FUND ADMIRAL SHARES
================================================================================
                                                   YEAR ENDED        AUG. 13* TO
                                                    SEPT. 30,          SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2002               2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $45.88           $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income 1.062 .17
 Net Realized and Unrealized Gain (Loss)
  on Investments                                       (8.324)           (4.29)
--------------------------------------------------------------------------------
  Total from Investment Operations                     (7.262)           (4.12)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  (1.238)              --
 Distributions from Realized Capital Gains                 --               --
--------------------------------------------------------------------------------
  Total Distributions                                  (1.238)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $37.38           $45.88
--------------------------------------------------------------------------------
TOTAL RETURN                                           -16.35%          -8.24%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $563             $474
 Ratio of Total Expenses to Average Net Assets           0.32%           0.36%**
 Ratio of Net Investment Income to Average Net Assets    2.28%           2.60%**
 Portfolio Turnover Rate                                   54%             77%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Futures Contracts: The fund uses S&P 500 Index futures contracts with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains

(losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Treasury Index. For the year ended September 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $1,048,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $1,405,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.40% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended September 30, 2002, the fund purchased $314,317,000 of investment securities and sold $97,342,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,913,889,000 and $4,490,393,000, respectively.

     At September 30, 2002, the fund had available realized losses of $926,955,000 to offset future net capital gains of $8,408,000 through September 30, 2009, $295,863,000 through September 30, 2010, and $622,684,000 through
September 30, 2011.

E. At September 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $543,803,000, consisting of unrealized gains of $433,358,000 on securities that had risen in value since their purchase and $977,161,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                --------------------------------
                                                 AGGREGATE          UNREALIZED
                              NUMBER OF         SETTLEMENT        APPRECIATION
FUTURES CONTRACTS        LONG CONTRACTS              VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                  15,609           $3,180,334           $(299,489)
--------------------------------------------------------------------------------

     Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 2002, was $294,000, for which the fund held cash collateral of $833,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

G. Capital share transactions for each class of shares were:

================================================================================
YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------
                              2002 2001
--------------------------------------------------------------------------------
                                          AMOUNT    SHARES     AMOUNT     SHARES
                                           (000)     (000)      (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                                $1,146,761    56,946 $1,608,136   70,066
 Issued in Lieu of Cash Distributions     182,538     8,777    399,593   17,187
 Redeemed                              (1,329,461)  (64,816)(1,774,139) (79,177)
  Net Increase (Decrease)--
   Investor Shares                           (162)      907    233,590    8,076
--------------------------------------------------------------------------------
Admiral Shares
 Issued                                   345,102      7,144   523,210   10,654
 Issued in Lieu of Cash Distributions      15,819       340         --       --
 Redeemed                                (124,070)   (2,743)   (15,175)    (333)
  Net Increase (Decrease)--
   Admiral Shares                         236,851     4,741    508,035   10,321
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 4, 2002



================================================================================
SPECIAL 2002 TAX INFORMATION
(UNAUDITED) FOR VANGUARD ASSET ALLOCATION FUND
This information for the fiscal year ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 33.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (109)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (109)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (87)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (109)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (107)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (109)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (109)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q780 112002

VANGUARD(R) U.S. VALUE FUND


ANNUAL REPORT

SEPTEMBER 30, 2002
[GRAPHIC]
THE VANGUARD GROUP(R) LOGO

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior,we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


[PICTURE OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN
--John J. Brennan
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
SUMMARY
* Vanguard U.S. Value Fund returned a disappointing -13.1% during the 12 months ended September 30, 2002.
* Compared with the results of the average multi-cap value fund and the unmanaged Russell 3000 Value Index, our fiscal-year return was solid.
* The fund held up relatively well versus its benchmark index because of some good stock-picking by our investment adviser. Being underweighted in the utilities sector and overweighted in producer durables also helped.
--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN
5 REPORT FROM THE ADVISER
7 FUND PROFILE
8 GLOSSARY OF INVESTMENT TERMS
9 PERFORMANCE SUMMARY
10 YOUR FUND'S AFTER-TAX RETURNS
11 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During a volatile and difficult 12 months for stocks, Vanguard(R) U.S. Value Fund returned -13.1%. Our result, obviously disappointing on an absolute basis, was good in relation to the fund's comparative standards.
     As shown in the table below, the fund's return bested the results of the average multi-cap value fund and the Russell 3000 Value Index by 3.0 percentage points and 2.8 percentage points, respectively. Compared with the index, the fund dropped less partly because of good stock selection in the energy and consumer discretionary sectors. Also, the fund invested less in utilities, which got pummeled, and more in producer durables, which delivered modest gains.
-----------------------------------------------
2002 TOTAL RETURNS           Fiscal Year Ended
                                  September 30
Vanguard U.S. Value Fund           -13.1%
Average Multi-Cap Value Fund*      -16.1
Russell 3000 Value Index           -15.9
Wilshire 5000 Index                -17.5
---------------------------------------------
*Derived from data provided by Lipper Inc.

     Details on changes in the fund's net asset value and its per-share distributions can be found in the table on page 4. If you own Vanguard U.S. Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 10.

STOCK PRICES FELL AMID VALUATION WORRIES, ECONOMIC STRUGGLES, TALK OF WAR
The 12 months ended September 30, 2002, were a bleak period for equity investors. The overall stock market, which was about one-third below its March 2000 peak when the period began, rebounded 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.
     For the full fiscal year, the Wilshire 5000 Total Market Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half its value.
     Price declines were not uniform in the 12-month period, but they were widespread. Growth stocks--generally, shares in companies expected to record above-average increases in earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%.
     Large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.5%. Small-caps fared better, returning -9.3%, as tracked
                                                                             ---
by the Russell 2000 Index.
--------------------------------------------------------------------------------
Market Barometer                                   Average Annual Total Returns
                                               Periods Ended September 30, 2002
                                           -------------------------------------
                                              One         Three          Five
                                             Year         Years         Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)              -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)         -17.5         -11.7          -2.0
MSCI All Country World Index Free
  ex USA (International)                    -13.1         -13.6          -5.7
BONDS
Lehman Aggregate Bond Index                   8.6%          9.5%          7.8%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index           9.5           8.6           6.8
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                   2.0           4.2           4.5
CPI
Consumer Price Index                          1.5%          2.5%          2.3%
--------------------------------------------------------------------------------
     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were more than 10% lower in each quarter than in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

* HIGH-QUALITY BONDS DELIVERED TERRIFIC RESULTS
The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the period, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

AFTER A SOLID FIRST HALF, THE FUND FELL SHARPLY IN THE LAST SIX MONTHS
The -13.1% total return of Vanguard U.S. Value Fund during its fiscal year reflects a -13.9% decline in share price and a return of 0.8% from income, including stock dividends. This result follows a -2.8% decline in fiscal 2001. We thank our shareholders for sticking with us during this trying period. A closer look at the year's result underscores the remarkably poor performance of the stock market over the past six months. In April, we reported to you that the fund's total return for the first half of the fiscal year was an excellent 16.3%. But over the remainder of the period, the fund dropped -25.3%, while the broad market declined -27.3%.

---
2

     As we noted earlier, the fund held up better than its benchmark index in part because of the stronger performance of our stock selections in the energy sector and the consumer discretionary group, which includes retailers. The fund also benefited, in relative terms, from the adviser's cautious approach to utilities; U.S. Value Fund committed, on average, about 11% of its assets to utilities, while they accounted for 14% of the benchmark's market capitalization. Because utilities were far and away the worst performers (-40.3%) among value-oriented stocks, it helped to have a lower stake in them. The reverse was true in the producer durables sector, a category that includes heavy-equipment makers, home-builders, and defense contractors. Here, the fund held a greater stake (5.8% of assets, on average, during the period) than the index (4.2%, on average) and recorded modestly higher gains.
     On the downside, our investment adviser stumbled a bit in the financial services sector. Banks, insurers, and money-management firms held up relatively well (-9.2%) during the fiscal year. While the fund had nearly a quarter of its assets in such companies--easily our largest commitment--the sector accounted for nearly a third of the Russell 3000 Value Index. Our picks in the category also declined a little more, about -10%.
     For details on individual securities that shaped the fund's performance, read the Report from the Adviser on page 5.
--------------------------------------------------------------------------------
U.S. Value Fund has held up much better than its comparative standards during the bear market, declining less than half as much as its average competitor or benchmark index.
--------------------------------------------------------------------------------

AMID DIFFICULT MARKET CONDITIONS, YOUR FUND IS BUILDING A SOLID RECORD
Vanguard U.S. Value Fund began operations a little more than two years ago. That's not a long history--meaningful judgments about investment performance require more time--but we believe the early results are encouraging, despite the grim market environment. As shown in the table below, U.S. Value Fund has held up much better than its comparative standards during the bear market, declining less than half as much as the average multi-cap value mutual fund or the Russell 3000 Value Index. The overall stock market, measured by the Wilshire 5000 Index, has fallen much further, as growth stocks have taken the brunt of the recent price declines.

--------------------------------------------------------------------------------
TOTAL RETURNS                                            June 29, 2000,* through
                                                              September 30, 2002
                                      ------------------------------------------
                                      Average                    Final Value of
                                       Annual                         a $10,000
                                       Return                Initial Investment

U.S. Value Fund                          -3.9%                            $9,135
Average Multi-Cap Value Fund             -9.4                              8,010
Russell 3000 Value Index                 -8.6                              8,173
Wilshire 5000 Index                     -20.8                              5,906
--------------------------------------------------------------------------------
*The fund's inception date.

                                                                             ---
                                                                               3

     Our margin over our average competitor owed to the solid efforts of our investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, as well as to another extremely important factor: low costs. In fiscal 2002, the fund had an expense ratio (annual operating expenses as a percentage of average net assets) of 0.54%, or $5.40 per $1,000 invested. This was far below the 1.46%, or $14.60 per $1,000, charged by its average peer.
     There are few "universal truths" in investing. One of them is that cost matters. The lower you keep your investment costs, the more of the market's returns you will be able to capture.

BUILDING WEALTH INVOLVES TAKING RISK
These days, most investors probably do not need a reminder that investing involves considerable risk. But we think it's important for investors to bear in mind that assuming a degree of risk is necessary to build wealth. In fact, taking no investment risk--eschewing asset classes or funds that will fluctuate in value--means opening yourself up to the very real risk that you will fail to meet your long-term investment goals.
     By diversifying your investment program, you can control the amount of risk you take and still make sure that you reap some of the rewards that the financial markets have to offer.


/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
October 14, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        September 30, 2001-September 30, 2002

                                                         Distributions Per Share


                                  Starting        Ending       Income   Capital
                               Share Price   Share Price    Dividends     Gains
--------------------------------------------------------------------------------
U.S. Value Fund                     $10.46         $9.01        $0.10     $0.00
--------------------------------------------------------------------------------
---
4

REPORT FROM THE ADVISER
Vanguard U.S. Value Fund recorded a -13.1% total return during the fiscal year ended September 30, 2002, outperforming its benchmark, the Russell 3000 Value Index, by 2.8 percentage points.

THE INVESTMENT ENVIRONMENT
The 12-month period was a disappointing one for equity investors. Stock prices declined sharply across almost all economic sectors, regardless of market capitalization or valuation. However, against a backdrop of negative returns, there was still some steam left in the engine of value stocks. As in fiscal 2001, these stocks outperformed their growth-oriented counterparts, though both styles recorded negative returns. In the year ended September 30, the difference between the results of the Russell 3000 Value Index and the Russell 3000 Growth Index was 6.3 percentage points. The best-performing value stocks were from the consumer staples, producer durables, and materials & processing sectors, while technology and energy shares were among the weakest performers.
     Your fund uses computer-based investment disciplines (or models) to pick stocks. These include "price-to-intrinsic value," which carries a 50% weighting in the fund; "price-to-normalized earnings," which carries a 30% weighting; and "improving fundamentals," which carries a 20% weighting. By using multiple disciplines we try to provide diversification and consistent long-term results.

OUR SUCCESSES
The fund held up better than the Russell 3000 Value Index during the period because of both sector and stock selection. Two of our three investment disciplines contributed to the fund's outperformance: price-to-normalized earnings and improving fundamentals. We benefited from holding a smaller-than-index weighting in the beaten-down utilities sector during the year, and also from having a larger stake in the producer durables sector. In addition, our stock picks among energy companies and consumer discretionary firms (notably, retailers and food companies) fared relatively well.

OUR FAILURES
Price-to-intrinsic value, our fair-valuation metric, detracted about 100 basis points (1 percentage point) from our advantage over the Russell 3000 Value Index. In addition, we hurt the fund's
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------
                                                                             ---
performance by underweighting the financial services sector. Our stock selections in the consumer staples sector could have been better.

PORTFOLIO CHANGES
Over the past year, we decreased the fund's stake in financial services and auto & transportation stocks and increased its weightings in health care and consumer staples stocks. The largest sector commitments now are financial services (27%), utilities (14%), and consumer discretionary (13%). We purchased additional shares of Merck and AT&T, which were both highly ranked on our valuation measures, along with Procter & Gamble, American Express, and Wells Fargo, which were all highly ranked for their improving fundamentals. We sold Waste Management as its fundamentals deteriorated and Union Pacific and Occidental Petroleum when their fair values dropped. Dow Chemical was sold due to declining valuations, and Albertsons was sold because its fundamentals fell in comparison with those of competing firms.

THE FUND'S POSITIONING
We continue to use a blend of value and momentum investment disciplines to manage the portfolio, a strategy that we believe works well in extraordinarily volatile markets. We believe that value stocks are still more attractive than growth stocks, if less compelling (on a relative basis) than they had been a year ago. The fund's largest overweight position is in health care stocks, whose valuations are attractive. They seem to have strong market sentiment behind them as well. Our disciplined approach to investing worked well in the environment that prevailed over the past year. In the long term, we believe that our process of combining value and momentum in the portfolio will continue to benefit shareholders.

Christopher M. Darnell, Chief Investment Officer
Robert M. Soucy, MANAGING DIRECTOR
GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC

October 14, 2002
---
6

FUND PROFILE                                            As of September 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8. U.S. Value Fund

U.S.VALUE FUND
----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                       Comparative        Broad
                            Fund            Index*      Index**
----------------------------------------------------------------
Number of Stocks             401             2,087        5,732
Median Market Cap          $9.3B            $16.8B       $24.8B
Price/Earnings Ratio       16.5x             18.8x        22.0x
Price/Book Ratio            1.7x              1.8x         2.4x
Yield                       2.3%              2.7%         1.8%
Return on Equity           19.7%             18.5%        21.3%
Earnings Growth Rate        4.4%              5.0%         9.3%
Foreign Holdings            0.0%              0.0%         0.3%
Turnover Rate                46%                --           --
Expense Ratio              0.54%                --           --
Cash Investments            1.0%                --           --
----------------------------------------------------------------

-----------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Merck & Co., Inc.            4.3%
 (pharmaceuticals)
AT&T Corp.                   3.9
 (telecommunications)
Philip Morris Cos., Inc.     2.6
 (tobacco)
Fannie Mae                   2.5
 (financial services)
Procter & Gamble Co.         1.9
 (consumer products)
Bank of America Corp.        1.9
 (banking)
Verizon Communications       1.7
 (telecommunications)
General Motors Corp.         1.5
 (automobiles)
Schering-Plough Corp.        1.3
 (pharmaceuticals)
Oracle Corp.                 1.2
 (computer software)
-----------------------------------------------
Top Ten                     22.8%
-----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


-------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                   Comparative       Broad
                              Fund      Index*     Index**
-------------------------------------------------------------
Auto & Transportation          5.7%        3.7%        2.9%
Consumer Discretionary        12.8        11.1        15.5
Consumer Staples               7.6         5.7        8.0
Financial Services            26.8        34.2        22.8
Health Care                    8.9         3.9        14.5
Integrated Oils                2.4         8.6         3.8
Other Energy                   1.7         1.8         2.1
Materials & Processing         5.3         6.4         3.8
Producer Durables              6.1         4.7         3.9
Technology                     6.3         5.0       11.4
Utilities                     13.7        13.3         6.4
Other                          2.7         1.6         4.9
-------------------------------------------------------------

------------------------
INVESTMENT FOCUS
 Market Cap   Large
 Style        Value
-----------------------


*Russell 3000 Value Index.
**Wilshire 5000 Index.
                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.
                                                                             ---

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------
---
8

PERFORMANCE SUMMARY                                     As of September 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. VALUE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE June 29, 2000-September 30, 2002
[Mountain Chart]
                           Average
              U.S. Value   Multi-Cap      Russell 3000   Wilshire 5000
              Fund         Value Fund**   Value Index    Index
6/29/2000      10000        10000           10000         10000
  06/2000       9810         9810            9792         10061
  09/2000      10818        10353           10559         10078
  12/2000      11297        10703           10969          9037
  03/2001      11056        10233           10377          7922
  06/2001      11790        10926           10932          8513
  09/2001      10513         9546            9717          7160
  12/2001      11629        10539           10494          8046
  03/2001      12228        10794           10965          8123
  06/2001      11102         9812           10085          7099
  09/2001       9135         8010            8173          5906
--------------------------------------------------------------------------------

                                   Average Annual Total Returns
                             Periods Ended   September 30, 2002
                           --------------------------------------Final Value
                                     One           Since        of a $10,000
                                    Year      Inception*          Investment
--------------------------------------------------------------------------------
U.S. Value Fund                   -13.11%            -3.93%           $9,135
Average Multi-Cap Value Fund**    -16.09             -9.38             8,010
Russell 3000 Value Index          -15.89             -8.56             8,173
Wilshire 5000 Index               -17.51            -20.84             5,906
--------------------------------------------------------------------------------

-----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) June 29, 2000-September 30, 2002
[Bar Chart]
                    U.S. Value    Russell 3000
                          Fund     Value Index
           2000            8.2             5.6
           2001           -2.8              -8
           2002          -13.1           -15.9
-------------------------------------------------------------------


*June 29, 2000.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend information.

                                                                             ---
                                                                               9
--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    Periods Ended September 30, 2002

                                                                          Since
                                                  One Year            Inception*
                                                --------------------------------
U.S. Value Fund
Returns Before Taxes                                -13.11%               -3.93%
Returns After Taxes on Distributions                -13.40                -4.20
Returns After Taxes on Distributions                 -8.01                -3.23
   and Sale of Fund Shares
--------------------------------------------------------------------------------
*June 29, 2000.

---
10

FINANCIAL STATEMENTS                                    As of September 30, 2002

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
U.S. Value Fund                                     Shares                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (5.6%)
  General Motors Corp.                             162,900             $  6,337
  Burlington Northern
    Santa Fe Corp.                                  94,900                2,270
  Ford Motor Co.                                   222,829                2,184
  TRW, Inc.                                         25,700                1,505
  FedEx Corp.                                       25,900                1,297
  Norfolk Southern Corp.                            61,200                1,236
* Lear Corp.                                        24,300                1,012
  Dana Corp.                                        51,600                  675
  Navistar International Corp.                      27,600                  598
  Polaris Industries, Inc.                           9,600                  595
  Cooper Tire & Rubber Co.                          34,900                  563
  Airborne, Inc.                                    48,600                  551
  Delta Air Lines, Inc.                             58,600                  544
  Genuine Parts Co.                                 17,300                  530
* Keystone Automotive
   Industries, Inc.                                 30,500                  503
  The Goodyear Tire & Rubber Co.                    54,100                  481
* AMR Corp.                                        101,700                  425
* Dura Automotive Systems, Inc.                     33,600                  412
* Tower Automotive, Inc.                            55,600                  373
* TBC Corp.                                         27,400                  284
* Northwest Airlines Corp. Class A                  38,400                  257
* UAL Corp.                                        101,900                  218
* Aviall Inc.                                       20,500                  209
  Fleetwood Enterprises, Inc.                       29,900                  202
* Midwest Express Holdings, Inc.                    18,800                   75
* Covenant Transport, Inc.                           3,100                   54
                                                                       ---------
                                                                          23,390
                                                                       ---------
CONSUMER DISCRETIONARY (12.5%)
  Sears, Roebuck & Co.                              85,600                3,338
* Viacom Inc. Class A                               59,700                2,421
  Eastman Kodak Co.                                 76,400                2,081
* Cendant Corp.                                    189,811                2,042
* Fox Entertainment
   Group, Inc. Class A                              64,700                1,425
* Jones Apparel Group, Inc.                             39,800            1,222
  J.C. Penney Co., Inc.
   (Holding Company)                                72,900                1,161
* AutoNation, Inc.                                  97,300                1,121
  May Department Stores Co.                         48,900                1,113
  IKON Office Solutions, Inc.                      131,800                1,039
  Circuit City Stores, Inc.                         61,500                  932
* Westwood One, Inc.                                25,200                  901
* Office Depot, Inc.                                72,100                  890
* Federated Department Stores, Inc.                 30,200                  889
  Limited Brands, Inc.                              61,700                  885
  VF Corp.                                          23,200                  835
  American Greetings Corp. Class A                  51,800                  834
* AOL Time Warner Inc.                              70,900                  830
* PETsMART, Inc.                                    44,100                  785
  Dillard's Inc.                                    37,800                  763
* Catalina Marketing Corp.                          26,300                  739
* Stewart Enterprises, Inc. Class A                143,600                  732

                                                                             ---
                                                                              11

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
U.S. Value Fund                                     Shares                 (000)
--------------------------------------------------------------------------------
* The Neiman Marcus
   Group, Inc. Class A                              27,700             $    727
* Ryan's Family Steak Houses, Inc.                  57,300                  697
  International Flavors &
   Fragrances, Inc.                                 21,800                  694
* Tech Data Corp.                                   26,100                  689
* Outback Steakhouse                                24,200                  665
* MGM Mirage, Inc.                                  17,600                  656
  Hasbro, Inc.                                      58,900                  656
  Banta Corp.                                       18,400                  653
  Newell Rubbermaid, Inc.                           20,300                  627
* United Natural Foods, Inc.                        27,200                  626
* Nautica Enterprises, Inc.                         56,400                  587
  Lone Star Steakhouse &
   Saloon, Inc.                                     27,000                  567
  Media General, Inc. Class A                       11,100                  564
* Tuesday Morning Corp.                             30,000                  546
  Applebee's International, Inc.                    24,500                  537
* Papa John's International, Inc.                   18,100                  527
* Service Corp. International                      148,600                  520
* Michaels Stores, Inc.                             11,300                  516
* Furniture Brands
  International Inc.                                22,100                  507
* Mohawk Industries, Inc.                            9,800                  487
  Black & Decker Corp.                              11,600                  486
* Cumulus Media Inc.                                27,200                  480
  Hilton Hotels Corp.                               40,900                  465
  Whirlpool Corp.                                   10,100                  463
  Tribune Co.                                       11,000                  460
* O'Reilly Automotive, Inc.                         15,600                  446
* Kroll Inc.                                        22,200                  440
  R.R. Donnelley & Sons Co.                         18,300                  430
* Bally Total Fitness Holding Corp.                 43,100                  427
  Gillette Co.                                      14,200                  420
* MPS Group, Inc.                                   71,500                  415
* Spanish Broadcasting
   System, Inc.                                     60,200                  394
  The Pep Boys
   (Manny, Moe & Jack)                              31,700                  388
* Daisytek International Corp.                      29,700                  386
* CKE Restaurants Inc.                              95,800                  383
* Rent-A-Center, Inc.                                7,200                  374
  Wallace Computer Services, Inc.                   20,800                  367
  Kelly Services, Inc. Class A                      16,900                  366
  Maytag Corp.                                      15,700                  364
* Action Performance Cos., Inc.                     13,600                  350
* Hollywood Entertainment Corp.                     24,000                  349
  Landry's Restaurants, Inc.                        15,300                  346
* Pre-Paid Legal Services, Inc.                     17,100                  340
* Circuit City Stores, Inc. -
   CarMax Group                                     19,900                  319
  Ross Stores, Inc.                                  8,100                  289
  American Woodmark Corp.                            5,400                  274
  Leggett & Platt, Inc.                             13,700                  271
* Salton, Inc.                                      31,700                  270
  NIKE, Inc. Class B                                 6,100                  263
* Consolidated Graphics, Inc.                       13,500                  237
* Group 1 Automotive, Inc.                          10,000                  224
* CSK Auto Corp.                                    17,700                  221
* ProQuest Co.                                       7,000                  212
* Lightbridge, Inc.                                 31,200                  209
* 1-800-FLOWERS.COM, Inc.                           29,300                  205
* Movie Gallery, Inc.                               13,450                  202
* QRS Corp.                                         25,700                  170
  Movado Group, Inc.                                 8,900                  145
* Midway Games Inc.                                 22,400                  123
* Wackenhut Corrections Corp.                        9,400                  107
* Acclaim Entertainment Inc.                        87,200                   96
  Spiegel, Inc. Class A                             22,900                   19
* Recoton Corp.                                     10,400                    6
                                                                      ----------
                                                                          52,227
                                                                      ----------
CONSUMER STAPLES (7.5%)
  Philip Morris Cos., Inc.                         282,100               10,945
  Procter & Gamble Co.                              89,400                7,991
  Tyson Foods, Inc.                                101,700                1,183
  Dole Food Co.                                     34,100                  990
  Universal Corp. (VA)                              24,100                  845
  Kellogg Co.                                       25,200                  838
  R.J. Reynolds Tobacco
   Holdings, Inc.                                   20,200                  814
  SuperValu Inc.                                    47,200                  762
  Dial Corp.                                        34,800                  747
  The Clorox Co.                                    16,500                  663
* Constellation Brands, Inc. Class A                28,700                  663
  CVS Corp.                                         23,700                  601
* Dean Foods Co.                                    15,000                  597
  ConAgra Foods, Inc.                               23,700                  589
  Hormel Foods Corp.                                24,500                  536
* NBTY, Inc.                                        33,200                  431
  The Coca-Cola Co.                                  8,800                  422
* American Italian Pasta Co.                         9,900                  353
  Nash-Finch Co.                                    21,200                  288
* Del Monte Foods Co.                               33,000                  270
* Wild Oats Markets Inc.                            27,700                  252
  Standard Commercial
   Tobacco Co.                                      10,800                  181
  J.M. Smucker Co.                                   1,610                   59
                                                                       ---------
                                                                          31,020
                                                                       ---------
FINANCIAL SERVICES (26.4%)
 BANKS--NEW YORK CITY (0.5%)
 J.P. Morgan Chase & Co.                            98,950                1,879

 BANKS--OUTSIDE NEW YORK CITY (9.7%)
 Bank of America Corp.                             122,900                7,841

---
12

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
U.S. Value Fund                                     Shares                 (000)
--------------------------------------------------------------------------------
  Wachovia Corp.                                   125,200             $  4,093
  Wells Fargo & Co.                                 70,800                3,410
  National City Corp.                               94,800                2,705
  Bank One Corp.                                    61,900                2,315
  KeyCorp                                           81,600                2,038
  FleetBoston Financial Corp.                       95,654                1,945
  UnionBanCal Corp.                                 39,800                1,672
  Comerica, Inc.                                    33,400                1,611
  SunTrust Banks, Inc.                              25,600                1,574
  Compass Bancshares Inc.                           51,600                1,522
  Regions Financial Corp.                           44,500                1,454
  Huntington Bancshares Inc.                        77,100                1,402
  SouthTrust Corp.                                  54,900                1,331
  Provident Financial Group, Inc.                   35,400                  888
  Hudson United Bancorp                             29,600                  787
* BOK Financial Corp.                               18,064                  587
  Union Planters Corp.                              19,200                  527
  The South Financial Group, Inc.                   24,400                  515
  Associated Banc-Corp.                             15,950                  506
  Colonial BancGroup, Inc.                          38,500                  477
  PNC Financial Services Group                      10,500                  443
  Provident Bankshares Corp.                        17,090                  369
  Gold Banc Corp., Inc.                             25,000                  243
  Glacier Bancorp, Inc.                              5,200                  119
  Sandy Spring Bancorp, Inc.                         3,750                  116

DIVERSIFIED FINANCIAL SERVICES (2.2%)
  American Express Co.                              91,200                 2,844
  Morgan Stanley                                    83,900                 2,843
  Citigroup, Inc.                                   83,700                 2,482
  Household International, Inc.                     32,400                   917

FINANCIAL DATA PROCESSING SERVICES (0.6%)
  Deluxe Corp.                                      16,300                   735
  Global Payments Inc.                              23,600                   604
* Digital Insight Corp.                             37,500                   590
* PRG-Schultz International, Inc.                   35,900                   444

FINANCIAL INFORMATION SERVICES (0.3%)
* The Dun & Bradstreet Corp.                        19,200                   645
* Interactive Data Corp.                            44,900                   550
* S1 Corp.                                          42,800                   229

FINANCIAL MISCELLANEOUS (5.0%)
  Fannie Mae                                       171,900               10,235
  Freddie Mac                                       88,200                4,930
  Fidelity National Financial, Inc.                 49,414                1,420
  MGIC Investment Corp.                             31,200                1,274
  Radian Group, Inc.                                21,800                  712
  Nationwide Financial Services, Inc.               21,900                  585
  LandAmerica Financial Group, Inc.                 13,500                  444
* Providian Financial Corp.                         77,500                  380
  H & R Block, Inc.                                  7,700                  324
  WSFS Financial Corp.                               8,200                  230
  Metris Cos., Inc.                                 52,300                  121

INSURANCE--LIFE (0.1%)
The MONY Group Inc.                                 20,700                  511

INSURANCE--MULTILINE (2.7%)
  Allstate Corp.                                    74,200                2,638
  Loews Corp.                                       61,500                2,638
  UnumProvident Corp.                               58,100                1,182
  CIGNA Corp.                                       14,500                1,026
  Protective Life Corp.                             26,500                  815
* CNA Financial Corp.                               28,300                  708
  Torchmark Corp.                                   19,700                  675
  SAFECO Corp.                                      17,400                  553
  American Financial Group, Inc.                    20,000                  460
  Allmerica Financial Corp.                         25,100                  301
  American National Insurance Co.                    2,900                  200
  Horace Mann Educators Corp.                       10,000                  147

INSURANCE--PROPERTY-CASUALTY (0.7%)
  The PMI Group Inc.                                42,400                1,154
* Ohio Casualty Corp.                               64,700                1,053
  Commerce Group, Inc.                              14,200                  460
  Fremont General Corp.                             43,300                  212

INVESTMENT MANAGEMENT COMPANIES (0.2%)
Stilwell Financial, Inc.                            54,300                  655

REAL ESTATE INVESTMENT TRUSTS (0.9%)
  HRPT Properties Trust REIT                        92,100                  760
  Annaly Mortgage
   Management Inc. REIT                             36,400                  672
  La Quinta Corp. REIT                              90,600                  435
  iStar Financial Inc. REIT                         15,400                  430
  Thornburg Mortgage, Inc. REIT                     22,000                  413
  Capstead Mortgage Corp. REIT                      16,600                  343
  Entertainment Properties Trust REIT               11,700                  259
  Boykin Lodging Co. REIT                           26,500                  255
  National Health Investors REIT                    10,700                  163

RENT & Lease Services--Commercial (0.3%)
  Ryder System, Inc.                                44,300                1,104
* United Rentals, Inc.                              35,900                  303

SAVINGS & Loan (2.0%)
  Washington Mutual, Inc.                           57,679                1,815
  Sovereign Bancorp, Inc.                          133,500                1,722
  Green Point Financial Corp.                       28,400                1,185
  Astoria Financial Corp.                           44,100                1,076
  Seacoast Financial Services Corp.                 25,200                  506

                                                                            ----
                                                                              13
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
U.S. Value Fund                                     Shares                 (000)
--------------------------------------------------------------------------------
Washington Federal Inc.                             21,542             $    481
  BankAtlantic Bancorp, Inc. Class A                42,000                  377
* BankUnited Financial Corp.                        21,700                  346
  Hudson City Bancorp, Inc.                         17,400                  282
  Dime Community Bancshares                         12,450                  267
  Coastal Bancorp, Inc.                              4,500                  124
Securities Brokers & Services (1.2%)
  Bear Stearns Co., Inc.                            30,400                1,715
  Countrywide Credit Industries, Inc.               32,400                1,528
  John Nuveen Co. Class A                           28,700                  653
  Lehman Brothers Holdings, Inc.                    12,500                  613
  A.G. Edwards & Sons, Inc.                         13,000                  416
  Advanta Corp. Class A                             14,300                  144
                                                                       ---------
                                                                         109,682
                                                                       ---------
HEALTH CARE (8.8%)
  Merck & Co., Inc.                                387,100               17,694
  Schering-Plough Corp.                            257,600                5,492
  Bristol-Myers Squibb Co.                         168,100                4,001
  Aetna Inc.                                        55,200                1,977
* Boston Scientific Corp.                           38,600                1,218
* Health Net Inc.                                   38,600                  828
* WellPoint Health
   Networks Inc. Class A                             8,000                  586
* Humana Inc.                                       46,800                  580
* Ocular Sciences, Inc.                             21,000                  491
* Charles River Laboratories, Inc.                  12,400                  487
* INAMED Corp.                                      20,700                  476
* Bio-Rad Laboratories, Inc. Class A                11,400                  429
* IGEN International, Inc.                          14,300                  427
  Mentor Corp.                                      13,200                  421
  Johnson & Johnson                                  6,000                  325
* Sierra Health Services, Inc.                      17,200                  309
* Sola International Inc.                           24,700                  248
* Thoratec Corp.                                    31,300                  245
* Edwards Lifesciences Corp.                         9,300                  238
* Kendle International Inc.                         11,200                   75
                                                                        --------
                                                                          36,547
                                                                        --------
INTEGRATED OILS (2.3%)
  ConocoPhillips                                    94,954                4,391
  ExxonMobil Corp.                                  90,200                2,877
  Marathon Oil Corp.                                82,000                1,860
  Amerada Hess Corp.                                 8,300                  563
                                                                       ---------
                                                                           9,691
                                                                       ---------
OTHER ENERGY (1.7%)
  Patina Oil & Gas Corp.                            44,375                1,265
  Transocean Inc.                                   51,600                1,073
* Stone Energy Corp.                                27,200                  884
  Devon Energy Corp.                                14,600                  704
* Spinnaker Exploration Co.                         23,200                  666
  Apache Corp.                                      11,200                  666
  Frontier Oil Corp.                                48,800                  605
* Nabors Industries, Inc.                           15,700                  514
* Weatherford International Ltd.                    10,200                  379
* Tesoro Petroleum Corp.                            56,600                  158
                                                                       ---------
                                                                           6,914
                                                                       ---------
MATERIALS & Processing (5.2%)
  E.I. du Pont de Nemours & Co.                     64,900                2,341
  PPG Industries, Inc.                              32,000                1,430
  Lafarge North America Inc.                        43,700                1,266
  Praxair, Inc.                                     20,400                1,043
  Ball Corp.                                        19,200                  968
  Sherwin-Williams Co.                              38,400                  909
  The Timken Co.                                    54,100                  906
  Engelhard Corp.                                   36,700                  875
  Sonoco Products Co.                               40,800                  869
* Freeport-McMoRan Copper &
   Gold, Inc. Class B                               63,100                  849
  United States Steel Corp.                         73,000                  848
  Worthington Industries, Inc.                      33,600                  628
  Bemis Co., Inc.                                   12,600                  622
  Georgia Gulf Corp.                                27,100                  620
  Lubrizol Corp.                                    21,600                  611
* AK Steel Corp.                                    80,100                  586
  Olin Corp.                                        35,200                  577
  USEC Inc.                                         86,400                  541
* Airgas, Inc.                                      39,600                  520
  H.B. Fuller Co.                                   19,300                  513
  Harsco Corp.                                      18,200                  495
  Lyondell Chemical Co.                             34,000                  406
  Ashland, Inc.                                     14,300                  383
  IMC Global Inc.                                   29,900                  360
  Cleveland-Cliffs Iron Co.                         12,300                  296
* GrafTech International Ltd.                       37,600                  273
  Apogee Enterprises, Inc.                          24,000                  263
  Wausau-Mosinee Paper Corp.                        28,500                  262
  Allegheny Technologies Inc.                       37,100                  257
  Nucor Corp.                                        6,600                  250
* Louisiana-Pacific Corp.                           34,600                  224
  MeadWestvaco Corp.                                11,500                  221
* Oregon Steel Mills, Inc.                          33,900                  207
* Griffon Corp.                                     17,700                  189
* URS Corp.                                         10,500                  174
                                                                       ---------
                                                                          21,782
                                                                       ---------
PRODUCER DURABLES (6.0%)
  Lockheed Martin Corp.                             43,200                2,794
  The Boeing Co.                                    74,400                2,539
  Northrop Grumman Corp.                            19,300                2,394
  Centex Corp.                                      27,900                1,237
* Xerox Corp.                                      243,100                1,203
  Ingersoll-Rand Co.                                34,100                1,174
  Pulte Homes, Inc.                                 27,400                1,168
  KB HOME                                           23,900                1,167
  Pitney Bowes, Inc.                                32,600                  994

---
14

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
U.S. Value Fund                                     Shares                 (000)
--------------------------------------------------------------------------------
  Caterpillar, Inc.                                 26,100             $    971
  Lennar Corp.                                      16,900                  943
  D. R. Horton, Inc.                                49,398                  920
  Deere & Co.                                       19,300                  877
  MDC Holdings, Inc.                                24,131                  852
  W.W. Grainger, Inc.                               18,900                  804
  Cooper Industries, Inc. Class A                   24,400                  741
  York International Corp.                          25,600                  722
* Toll Brothers, Inc.                               31,700                  689
* Agilent Technologies, Inc.                        44,300                  579
  Cummins Inc.                                      19,700                  465
  United Technologies Corp.                          6,600                  373
* Rayovac Corp.                                     29,600                  361
  Kennametal, Inc.                                   9,400                  302
  NACCO Industries, Inc. Class A                     6,500                  259
  Milacron Inc.                                     45,900                  207
  General Cable Corp.                               33,800                  130
* Champion Enterprises, Inc.                        44,100                  130
                                                                        --------
                                                                          24,995
                                                                        --------
Technology (6.2%)
* Oracle Corp.                                     645,700                5,075
  Raytheon Co.                                      86,900                2,546
  Intel Corp.                                      166,400                2,311
  Hewlett-Packard Co.                              171,900                2,006
* Ingram Micro, Inc. Class A                       106,700                1,419
* Ceridian Corp.                                    81,700                1,164
  Motorola, Inc.                                    99,900                1,017
* Cisco Systems, Inc.                               90,600                  950
  Computer Associates
   International, Inc.                              93,300                  896
  Rockwell Automation, Inc.                         53,000                  862
* Intergraph Corp.                                  43,500                  743
* Computer Sciences Corp.                           19,900                  553
  Harris Corp.                                      15,800                  529
* Perot Systems Corp.                               54,200                  504
* Advanced Fibre
   Communications, Inc.                             37,900                  503
* Zebra Technologies Corp
  Class A                                            9,400                  495
* Network Associates, Inc.                          44,900                  477
* Adaptec, Inc.                                    105,300                  464
* Storage Technology Corp.                          38,000                  399
* Compuware Corp.                                  129,300                  394
  Inter-Tel, Inc.                                   19,100                  389
* Gartner, Inc. Class A                             46,200                  374
* MICROS Systems, Inc.                              15,800                  366
* Fairchild Semiconductor Corp.                     32,000                  303
* Keane, Inc.                                       36,800                  248
* Ciber, Inc.                                       41,200                  239
* Sykes Enterprises, Inc.                           37,500                  158
* Pomeroy Computer
   Resources, Inc.                                  10,600                  105
* InterVoice, Inc.                                  59,300                   95
* Conexant Systems, Inc.                            67,500                   75
* National Semiconductor Corp.                       3,700                   44
                                                                       ---------
                                                                          25,703
                                                                       ---------
UTILITIES (13.4%)
  AT&T Corp.                                     1,339,500               16,087
  Verizon Communications                           262,802                7,211
  SBC Communications Inc.                          244,200                4,908
  Sprint Corp.                                     295,700                2,697
  BellSouth Corp.                                  114,600                2,104
  Southern Co.                                      57,000                1,640
* PG&E Corp.                                       127,200                1,432
  Consolidated Edison Inc.                          34,600                1,392
* Edison International                             116,600                1,166
  Public Service Enterprise
   Group, Inc.                                      37,500                1,144
  FPL Group, Inc.                                   21,100                1,135
  Pepco Holdings, Inc                               56,400                1,125
  Puget Energy, Inc.                                54,900                1,121
  Energy East Corp.                                 54,600                1,082
  ONEOK, Inc.                                       54,800                1,036
  TXU Corp.                                         24,600                1,026
  Cinergy Corp.                                     30,800                  968
  FirstEnergy Corp.                                 30,757                  919
  OGE Energy Corp.                                  46,500                  784
  Ameren Corp.                                      17,100                  712
  PNM Resources Inc.                                35,200                  697
* Comcast Corp.-Special Class A                     29,700                  634
  DTE Energy Co.                                    14,400                  586
  CMs Energy Corp.                                  68,600                  553
  American Electric Power Co., Inc.                 18,800                  536
  Wisconsin Energy Corp.                            21,600                  525
  Exelon Corp.                                      10,000                  475
  DQE Inc.                                          31,000                  465
  Westar Energy, Inc.                               43,500                  438
  Pinnacle West Capital Corp.                       13,600                  378
  Avista Corp.                                      32,600                  365
  SCANA Corp.                                       13,300                  346
  Northwestern Corp.                                14,800                  144
                                                                       ---------
                                                                          55,831
                                                                       ---------
OTHER (2.6%)
  Honeywell International Inc.                     105,500                2,285
  Lancaster Colony Corp.                            39,100                1,647
* Berkshire Hathaway Inc. Class B                      610                1,504
  Eaton Corp.                                       15,200                  969
  Tyco International Ltd.                           67,100                  946
  Brunswick Corp.                                   37,500                  789
* SPX Corp.                                          5,900                  595
* FMC Corp.                                         22,500                  581

                                                                             ---

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
U.S. Value Fund                                     Shares                 (000)
--------------------------------------------------------------------------------
* McDermott International, Inc.                     91,900             $    563
  Textron, Inc.                                     15,700                  535
  Trinity Industries, Inc.                          19,200                  316
  GenCorp, Inc.                                     21,900                  220
                                                                      ----------
                                                                          10,950
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $493,927)                                                        408,732
--------------------------------------------------------------------------------
                                                      Face
                                                    Amount
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS                        (4.0%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2) 1.56%-1.59%, 12/5/2002                         $   600                  598
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.95%, 10/1/2002                                  12,824               12,824
  1.95%, 10/1/2002--Note F                           3,166                3,166
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $16,589)                                                         16,588
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
  (Cost $510,516)                                                       425,320
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      7,025
Liabilities---Note F                                                    (16,072)
                                                                      ----------
                                                                         (9,047)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 46,198,378 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $416,273
================================================================================
NET ASSET VALUE PER SHARE                                                 $9.01
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.0% and 3.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts. REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                    Amount                  Per
                                                     (000)                Share
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $516,187               $11.17
Undistributed Net
  Investment Income                                  4,666                  .10
Accumulated Net Realized
  Losses--Note D                                   (19,316)                (.42)
Unrealized Depreciation--Note E
 Investment Securities                             (85,196)               (1.84)
 Futures Contracts                                     (68)                  --
--------------------------------------------------------------------------------
NET ASSETS                                        $416,273               $ 9.01
================================================================================

---
16

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 U.S. Value Fund
                                                   Year Ended September 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                              $  8,542
Interest                                                                    380
Security Lending                                                            144
--------------------------------------------------------------------------------
  Total Income                                                            9,066
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee 1,105
 Performance Adjustment                                                     196
The Vanguard Group--Note C
 Management and Administrative                                            1,175
 Marketing and Distribution                                                  58
Custodian Fees                                                                1
Auditing Fees                                                                12
Shareholders' Reports and Proxies                                            27
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
  Total Expenses                                                          2,575
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     6,491
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
 Investment Securities Sold                                             (18,205)
 Futures Contracts                                                          857
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (17,348)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  (76,087)
 Futures Contracts                                                         (924)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (77,011)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(87,868)
================================================================================

                                                                             ---

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------
                                                                             U.S. VALUE FUND
                                                                    ------------------------
                                                                    Year Ended September 30,
                                                                    ------------------------
                                                                           2002         2001
                                                                           (000)       (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                  $ 6,491     $ 2,375
 Realized Net Gain (Loss)                                               (17,348)     (1,967)
 Change in Unrealized Appreciation (Depreciation)                       (77,011)    (11,625)
--------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations      (87,868)    (11,217)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                   (3,718)       (744)
 Realized Capital Gain                                                       --          --
--------------------------------------------------------------------------------------------
  Total Distributions                                                    (3,718)       (744)
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                 389,548     261,929
 Issued in Lieu of Cash Distributions                                     3,324         718
 Redeemed                                                              (168,268)    (35,627)
--------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions              224,604     227,020
--------------------------------------------------------------------------------------------
Total Increase (Decrease)                                               133,018     215,059
--------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                    283,255      68,196
--------------------------------------------------------------------------------------------
End of Period                                                          $416,273    $283,255
============================================================================================

1Shares Issued (Redeemed)
 Issued                                                                  34,850      23,953
 Issued in Lieu of Cash Distributions 291 64
 Redeemed                                                               (16,028)     (3,221)
--------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                          19,113      20,796
================================================================================

---
18

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. VALUE FUND
--------------------------------------------------------------------------------------

                                                                            June 5* to
                                                     Year Ended Sept. 30,    Sept. 30,
                                                     ---------------------
For a Share Outstanding Throughout Each Period             2002       2001        2000
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.46     $10.84      $10.00
--------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .13        .11         .04
 Net Realized and Unrealized Gain (Loss) on Investments   (1.48)      (.41)        .80
--------------------------------------------------------------------------------------
  Total from Investment Operations                        (1.35)      (.30)        .84
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.10)      (.08)         --
 Distributions from Realized Capital Gains                   --         --          --
--------------------------------------------------------------------------------------
  Total Distributions                                      (.10)      (.08)         --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 9.01     $10.46      $10.84
======================================================================================
TOTAL RETURN                                            -13.11%     -2.82%       8.18%
======================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $416       $283         $68
 Ratio of Total Expenses to Average Net Assets            0.54%      0.51%     0.58%**
 Ratio of Net Investment Income to Average Net Assets     1.36%      1.67%     2.08%**
 Portfolio Turnover Rate                                    46%        54%         18%
======================================================================================
*Subscription  period for the fund was June 5, 2000,  to June 29,  2000,  during which  time all  assets  were  held in  money  market  instruments.  Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Annualized.

                                                                             ---

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Index. For the year

---
20
ended September 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund's average net assets before an increase of $196,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.
D. During the year ended September 30, 2002, the fund purchased $516,112,000 of investment securities and sold $205,177,000 of investment securities other than temporary cash investments.
At September 30, 2002, the fund had available realized losses of $19,425,000 to offset future net capital gains of $308,000 through September 30, 2009, $2,724,000 through September 30, 2010, and $16,393,000 through September 30, 2011.
E. At September 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $85,196,000, consisting of unrealized gains of $20,048,000 on securities that had risen in value since their purchase and $105,244,000 in unrealized losses on securities that had fallen in value since their purchase.
     At September 30, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized depreciation were:
--------------------------------------------------------------------------------
                                                                           (000)
                                       -----------------------------------------
                                                     Aggregate        Unrealized
                                  Number of         Settlement      Appreciation
Futures Contracts            Long Contracts              Value    (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                            17             $3,464             $(68)
--------------------------------------------------------------------------------
Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 2002, was $2,286,000, for which the fund held cash collateral of $3,166,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

                                                                             ---
                                                                              21

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 5, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 4, 2002


--------------------------------------------------------------------------------
Special 2002 Tax Information
 (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------
---
22

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

MANAGE  YOUR  INVESTMENTS  WITH  EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.
PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and Research Funds & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!
                                                                             ---

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.

------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

---
24
activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, Consolidated View, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                                       [graphic]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                                    Q1240 112002

VANGUARD(R) CAPITAL VALUE FUND

ANNUAL REPORT *  SEPTEMBER 30, 2002

[THE VANGUARD LOGO(R)]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior,we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Capital Value Fund declined -33.2%, an especially poor showing during a very tough time for stock investors.

* Between September 2001 and June 2002, after-tax corporate profits were 10% lower each quarter than they had been in the same periods a year earlier.

* Investors who avoid the stock market's risk open themselves up to the greater risk of failing to meet long-term investment goals.
--------------------------------------------------------------------------------
Contents

        1  Letter from the Chairman
        5  Report from the Adviser
        8  Fund Profile
        9  Glossary of Investment Terms
       10  Performance Summary
       11  Financial Statements
       20  Advantages of Vanguard.com
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Vanguard(R) Capital Value Fund began operations on December 17, 2001. The fund's first year has been both challenging and disappointing. In the nine-months-plus ended September 30, 2002, the broad stock market, as measured by the Wilshire 5000 Total Market Index, returned -25.5%. In that environment, the Capital Value Fund fared especially poorly, returning -33.2%.

     Unfortunately, the fund held sizable positions in two companies whose executives perpetrated massive fraud against their stockholders, the scope of which only gradually became apparent. Because the fund maintains a concentrated portfolio, a single security can make a big impact on performance. During the past year, shareholders experienced the risks of such concentration. In the future, though it's impossible to say when, we expect shareholders to reap the rewards of this strategy.

-----------------------------------------------
2002 TOTAL RETURNS          DECEMBER 17, 2001,*
                           THROUGH SEPTEMBER 30
-----------------------------------------------
VANGUARD CAPITAL VALUE FUND              -33.2%
Average Multi-Cap Value Fund**           -22.0
Russell 3000 Value Index                 -20.1
Wilshire 5000 Index                      -25.5
-----------------------------------------------
 *Fund inception.
**Derived from data provided by Lipper Inc.


     The table above presents total returns for your fund and for its two benchmarks: the average multi-cap value fund and the Russell 3000 Value Index. We also show the return of the broad U.S. stock market. All returns are for the period from December 17, 2001, to September 30, 2002.

     Your fund made no income distributions during the period. Its starting and ending net asset values are presented in the table on page 4.

STOCK PRICES FELL AMID VALUATION WORRIES, ECONOMIC STRUGGLES, TALK OF WAR

The period from mid-December 2001 to September 30, 2002, was a rough stretch for equity investors. The overall stock market enjoyed a brief rally at year-end, but investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters. From the stock market's peak in early 2000 (almost two years before the Capital Value Fund opened for business) through September 30, the Wilshire 5000 Index lost nearly half of its value.

     A look at the full 12 months ended September 30 shows that, while price declines were not uniform, they were widespread. Growth stocks--generally, shares in companies expected to record above-average earnings--led the market lower, as they have done since the beginning of the bear market. The Russell

3000 Growth Index returned -22.2%. And value stocks did not do much better in the period; the Russell 3000 Value Index returned -15.9%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 2002
                                           -------------------------------------
                                                ONE         THREE          FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)               -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)          -17.5         -11.7          -2.0
MSCI All Country World Index Free
 ex USA (International)                      -13.1         -13.6          -5.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    8.6%          9.5%          7.8%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index            9.5           8.6           6.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                      2.0           4.2           4.5
================================================================================
CPI
Consumer Price Index                           1.5%          2.5%          2.3%
--------------------------------------------------------------------------------

     Large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.5%. Small-caps fared slightly better, returning -9.3%, as tracked by the Russell 2000 Index.

     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were 10% lower each quarter than they had been in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

* HIGH-QUALITY BONDS DELIVERED TERRIFIC RESULTS

The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the 12-month period, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

--------------------------------------------------------------------------------
Bond returns were strong, as plunging interest rates pushed many bond prices higher.
--------------------------------------------------------------------------------

AN AGGRESSIVE STRATEGY AT ODDS WITH THE CLIMATE OF CAUTION

As we noted in our letter to shareholders in April, the strategy employed by your fund in pursuit of maximum long-term return entails significant risk over and above the well-known unpredictability of the stock market. Wellington Management Company, the fund's investment adviser, seeks to outperform the broad market in part by concentrating the fund's assets in sectors or companies that the adviser deems attractive. Over time, we expect the result to be high volatility, sometimes on the upside, but sometimes on the downside, as was the case during the past year.

--------------------------------------------------------------------------------
The strategy employed by your fund in pursuit of maximum long-term return entails significant risk over and above the well-known unpredictability of the stock market.
--------------------------------------------------------------------------------

     As we noted, your fund invested in some companies that were among the worst offenders in the corporate governance scandals of the past year, namely,
WorldCom and Adelphia Communications. Another holding, Tyco International, plummeted after allegations of tax cheating were made against its chief executive. These three positions alone lopped more than 10 percentage points off the fund's return. The adviser perceived attractive values in the telecommunications sector (and continues to find opportunities there), but some of the financial statements on which those judgments were based turned out to be fiction.

     The fund also sustained hits from several holdings in the technology sector, where profits have dried up, and the financial services sector, where government investigations into some Wall Street practices took a toll.

     Among the fund's stronger performers were companies in the health care and materials & processing sectors. The adviser identified attractively valued companies (Pharmacia, Jefferson Smurfit Group) that soon became targets for acquisition by other companies at premiums--an encouraging example of the kind of rewards that can accrue to investors who identify values ahead of the crowd.

SHORT-TERM DISAPPOINTMENT, LONG-TERM PROMISE

There could be no clearer evidence of what a rough period it has been since the Capital Value Fund's inception in December 2001: A $10,000 investment in Capital Value would have declined to $6,680.

     It would be a mistake to draw too many conclusions from Capital Value's poor start in such a tough market, but one conclusion we hope you will draw is that the fund's bold, opportunistic strategy will produce significant departures from the broad market's returns.

     Charles T. Freeman, the fund's lead portfolio manager at Wellington Management, is a seasoned investor who has delivered strong long-term returns with variations on this approach in other portfolios, including the more broadly diversified Vanguard(R) Windsor(TM) Fund. Capital Value's low costs ensure that when the stock market--and the fund--recover, you'll receive your maximum share of the portfolio's rewards. The average multi-cap value fund carries an expense ratio (annualized operating expenses as a percentage of average net assets) of 1.46%, 0.92 percentage points more than Vanguard Capital Value Fund's expense ratio of 0.54%. When fund returns are divided between manager and investor, the less you pay in costs, the more you keep in returns.

BUILDING WEALTH INVOLVES TAKING RISK

Investors today probably don't need a reminder that investing involves considerable risk. But we think it's important to bear in mind that a degree of risk must be assumed if one is to build long-term wealth. Stocks have provided superior long-term returns precisely because they entail considerable risk. Investors who avoid the risk of interim downturns open themselves up to the very real risk of failing to meet long-term investment goals.

     We will continue to advocate diversifying your investment program as a way to control the amount of risk that you take while enabling you to reap some of the rewards that the markets have to offer. Vanguard Capital Value Fund can play a role in helping you reach your goals, but it should be only part of a portfolio of balanced, broadly diversified stock funds, bond funds, and money market funds, in proportions suited to your unique circumstances.

     We are grateful for your patience in a trying year.


Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 11, 2002



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE       DECEMBER 17, 2001*-SEPTEMBER 30, 2002

                                                        DISTRIBUTIONS PER SHARE
                                                   -----------------------------

                             STARTING        ENDING        INCOME       CAPITAL
                          SHARE PRICE   SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Capital Value Fund             $10.00         $6.68         $0.00         $0.00
--------------------------------------------------------------------------------
*Inception.

REPORT FROM THE ADVISER

The performance of Vanguard Capital Value Fund since its December 17, 2001, inception has been extremely disappointing. For its abbreviated first fiscal year, ended September 30, 2002, the fund registered a negative return of -33.2%, versus -27.3% for the stock market, as represented by the Standard & Poor's 500 Index, and -22.0% for the average multi-cap value fund.

     An analysis of this performance shows that the disastrous collapse of our large WorldCom and Adelphia Communications holdings cost us about 9 percentage points. Our investment case for WorldCom was that the enterprise long-distance business is cyclically depressed, that it will recover with the economy, and that WorldCom, as one of two big players in long distance, was a solid way to play that recovery. As for Adelphia, we like the cable industry for its double-digit growth prospects on the back of new service rollouts, and Adelphia presented a leveraged way to participate in that industry growth.

     What we had no sense of, until both massive frauds were discovered, was that WorldCom was improperly capitalizing billions of dollars of expenses that should have been reported in its income statement, and that the Adelphia managers were looting the company to enrich themselves at the expense of the public shareholders--not to mention padding subscriber counts, running two sets of capital expenditure books, and more. Frauds or not, the bottom line is that we lost a lot of money on these two stocks, and they have been a huge detriment to the fund's first-year performance.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

     The rest of the portfolio has performed a little better than the market and a little worse than the value peer group. On the whole, the underlying earnings performance of these holdings has tracked our expectations, faring pretty well relative to a difficult corporate earnings background this year. So, while the prices of our stocks are sharply down this year like the rest of the market, the underlying earnings have held up fairly well. As a result, the price/earnings ratio of our portfolio on earnings for fiscal 2003 is now a very low 9.9 times, relative to a market P/E of 151/2 times. On the other hand, the five-year projected earnings growth rate of our companies averages 121/2%, versus 12% for the companies in the S&P 500 Index and 91/2% for those in the Russell 1000 Value Index. This is our value proposition--that while our portfolio is 35% cheaper than the market, as measured by P/E, the future earnings growth we look for is fully competitive with the market.

     Given the portfolio's low P/E, we think our holdings offer unusual upside potential. Ordinarily, when we buy a stock, we look for an upward price potential of 35% to 40%. We think that currently about one-fourth of our portfolio offers an appreciation potential twice that--80% or more. These holdings include Citigroup, Alcoa, Tyco International, Petrol Brasil, AOL Time Warner, Comcast, and all of our technology holdings except for IBM. The appreciation potential of the rest of the portfolio, relative to our price targets, is a more standard, but still serviceable, 35% to 40%.

     Within the portfolio, Citigroup is a shining example of a major holding--at about 6% of assets, our largest--that is very "beat up"; that is, its valuation is out of character with the underlying fundamentals. Through September 30, the stock was down about -37%, and yet the company's earnings results have been right on track and particularly impressive relative to the disappointing results of competitors such as J.P. Morgan Chase. As a result, the P/E on 2003 earnings is now only about 81/2 times. Given earnings-growth-rate prospects on the order of 12%, we think Citigroup is worth a market multiple once we see the return of a more confident market environment, which we expect in due course. That's an 80% upside from the stock's current 81/2 P/E multiple. Certainly the stock has been buffeted by a steady stream of negative headlines (i.e., those relating to Enron, WorldCom, and analyst Jack Grubman). But we think the bank's actual liability in these matters is limited because, so far as we can tell, no laws have been broken. Citigroup maybe winds up settling out of court for something like $2 billion, which pales in comparison with the tens of billions of dollars that have been taken out of the company's market capitalization for these matters.

     About 42% of Capital Value is invested in cyclical stocks, versus about 38% for the market. This includes transportation, consumer cyclicals, capital goods, materials, technology, and media stocks. There is, of course, a specific investment case for each of these holdings, but we are also constructive on the economic outlook, particularly relative to an increasingly gloomy consensus. We think U.S. consumers will spend their 3% real income growth, which should keep consumption growing at about that rate. With capital spending likely having bottomed, and inventory excesses hard to find, we think U.S. gross domestic product can grow, sustainably, at 3% or so, going forward--that is, with no double-dip recession. As the market gains confidence in this, given that it's selling at its long-term average P/E of about 15 times, and with historically low interest rates, we think the market has probably bottomed around current levels (the Standard & Poor's 500 Index is about 880).

     In sum, we are chagrined with the results we are reporting to you, but at the same time, we are steeled to turn in future results that will prove more than compensatory for this poor start. I should add that I have a significant, for me, shareholding in Capital Value, as do the other members of the fund's team, which we have had from day one and have added to along the way. We remain confident that we can deliver to you, in the longer term, extraordinary investment returns.

CHARLES T. FREEMAN, PORTFOLIO MANAGER
DAVID R. FASSNACHT, ASSISTANT PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

OCTOBER 18, 2002

FUND PROFILE AS OF SEPTEMBER 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9. Capital Value Fund

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   COMPARATIVE            BROAD
                                     FUND               INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Stocks                       80                2,087            5,732
Median Market Cap                   $7.8B               $16.8B           $24.8B
Price/Earnings Ratio                18.9x                18.8x            22.0x
Price/Book Ratio                     1.9x                 1.8x             2.4x
Yield                                1.0%                 2.7%             1.8%
Return on Equity                    18.7%                18.5%            21.3%
Earnings Growth Rate                14.8%                 5.0%             9.3%
Foreign Holdings                    13.9%                 0.0%             0.3%
Turnover Rate                         40%                   --               --
Expense Ratio                      0.54%+                   --               --
Cash Investments                     0.9%                   --               --
--------------------------------------------------------------------------------


--------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                               5.6%
  (banking)
Pharmacia Corp.                               3.8
  (pharmaceuticals)
TJX Cos., Inc.                                3.5
  (retail)
Tyco International Ltd.                       3.3
  (conglomerate)
RenaissanceRe Holdings Ltd.                   3.3
  (insurance)
International Business Machines Corp.         3.3
  (computer hardware)
Ace, Ltd.                                     2.8
  (insurance)
Comcast Corp.-Special Class A                 2.7
  (telecommunications)
Alcoa Inc.                                    2.6
  (metals and mining)
AOL Time Warner Inc.                          2.4
  (media)
--------------------------------------------------
Top Ten                                      33.3%
--------------------------------------------------

-------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                   COMPARATIVE            BROAD
                                         FUND           INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                    5.3%             3.7%             2.9%
Consumer Discretionary                  11.1             11.1             15.5
Consumer Staples                         1.6              5.7              8.0
Financial Services                      30.1             34.2             22.8
Health Care                             12.5              3.9             14.5
Integrated Oils                          1.2              8.6              3.8
Other Energy                             5.5              1.8              2.1
Materials & Processing                  11.5              6.4              3.8
Producer Durables                        3.8              4.7              3.9
Technology                               8.0              5.0             11.4
Utilities                                3.9             13.3              6.4
Other                                    5.5              1.6              4.9
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

------------------------------
INVESTMENT FOCUS

MARKET CAP              MEDIUM
STYLE                    VALUE
------------------------------
 *Russell 3000 Value Index.
**Wilshire 5000 Index.
 +Annualized.



                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index
products           to           simulate            stock            investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce
returns                              to                               investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have
market   capitalizations   above  the  median,   and  the  rest  are  below  it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2000

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 17, 2001-SEPTEMBER 30, 2002

                    VANGUARD          AVERAGE       RUSSELL
                     CAPITAL        MULTI-CAP          3000            WILSHIRE
                  VALUE FUND     VALUE FUND**   VALUE INDEX          5000 INDEX

12/17/2001             10000            10000         10000               10000
    200112             10260            10260         10255               10155
    200203              9990            10531         10716               10253
    200206              8110             9448          9855                8960
    200209              6680             7800          7987                7455
--------------------------------------------------------------------------------
                                             TOTAL RETURNS
                                    PERIOD ENDED SEPTEMBER 30, 2002
                                  ---------------------------------- FINAL VALUE
                                                      SINCE         OF A $10,000
                                                 INCEPTION*           INVESTMENT
--------------------------------------------------------------------------------
Vanguard Capital Value Fund                         -33.20%              $ 6,680
Average Multi-Cap Value Fund**                      -22.00                 7,800
Russell 3000 Value Index                            -20.13                 7,987
Wilshire 5000 Index                                 -25.45                 7,455
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 17, 2001-SEPTEMBER 30, 2002

                    VANGUARD                RUSSELL
                     CAPITAL                   3000
                  VALUE FUND            VALUE INDEX

2002                   -33.2                  -20.1
--------------------------------------------------------------------------------
 *December 17, 2001.
**Derived from data provided by Lipper Inc.

FINANCIAL STATEMENTS                                    AS OF SEPTEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL VALUE FUND                             SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
--------------------------------------------------------------------------------
AUTO & Transportation (5.2%)
  Canadian National Railway Co.               107,600           $         4,018
* ExpressJet Holdings, Inc.                   241,100                     2,218
  Werner Enterprises, Inc.                     88,500                     1,627
* Northwest Airlines Corp. Class A            146,600                       979
* Compagnie Generale des
    Etablissements Michelin Class B            18,700                       525
* Continental Airlines, Inc. Class B           66,900                       361
                                                                ----------------
                                                                $         9,728
                                                                ----------------
CONSUMER DISCRETIONARY (10.9%)
  TJX Cos., Inc.                              388,200                     6,599
* AOL Time Warner Inc.                        375,200                     4,390
  Ross Stores, Inc.                            93,400                     3,329
  Gannett Co., Inc.                            34,200                     2,469
* Accenture Ltd.                              106,000                     1,514
* KPMG Consulting Inc.                        185,500                     1,198
* BJ's Wholesale Club, Inc.                    50,000                       950
                                                                ----------------
                                                                $        20,449
                                                                ----------------
CONSUMER STAPLES (1.6%)
* Dean Foods Co.                               73,100                     2,908

FINANCIAL SERVICES (29.8%)
  BANKS--OUTSIDE NEW YORK CITY (2.9%)
  UnionBanCal Corp.                            67,200                     2,823
  Hibernia Corp. Class A                      131,800                     2,635

DIVERSIFIED FINANCIAL SERVICES (7.6%)
  Citigroup, Inc.                             355,300                    10,535
* Takefuji Corp.                               35,530                     2,008
* CIT Group Inc.                               95,400                     1,715

FINANCIAL MISCELLANEOUS (2.6%)
  Fannie Mae                                   54,800                     3,263
  Freddie Mac                                  21,300                     1,191
  Metris Cos., Inc.                           198,600                       459

INSURANCE--MULTILINE (1.9%)
  Reinsurance Group of America, Inc.           81,700                     2,111
  The Hartford Financial Services
    Group Inc.                                 18,600                       763
  St. Paul Cos., Inc.                          24,800                       712

INSURANCE--PROPERTY-CASUALTY (8.0%)
  RenaissanceRe Holdings Ltd.                 163,800                     6,190
  Ace, Ltd.                                   177,200                     5,247
* IPC Holdings Ltd.                            66,900                     1,965
* Arch Capital Group Ltd.                      25,300                       706
* Travelers Property Casualty
    Corp. Class B                              31,538                       427
* Travelers Property Casualty
    Corp. Class A                              25,050                       331

REAL ESTATE INVESTMENT TRUST (1.0%)
  Liberty Property Trust REIT                  60,600                     1,879

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL VALUE FUND                             SHARES                     (000)
--------------------------------------------------------------------------------
SAVINGS & Loan (5.8%)
  Washington Mutual, Inc.                     137,800                     4,337
  Charter One Financial, Inc.                  84,630                     2,515
  Golden West Financial Corp.                  34,700                     2,158
  Astoria Financial Corp.                      72,300                     1,764
                                                                ----------------
                                                                $        55,734
                                                                ----------------
HEALTH CARE (12.4%)
  Pharmacia Corp.                             182,500                     7,096
* Health Net Inc.                             198,500                     4,258
  Abbott Laboratories                         105,300                     4,254
  Aventis SA ADR                               68,000                     3,573
* Oxford Health Plans, Inc.                    71,000                     2,765
  Wyeth                                        35,900                     1,142
                                                                ----------------
                                                                $        23,088
                                                                ----------------
INTEGRATED OILS (1.2%)
  Petrol Brasil Series A ADR                  224,900                     2,148

OTHER ENERGY (5.5%)
  EnCana Corp.                                135,193                     4,069
  GlobalSantaFe Corp.                         147,300                     3,292
  IHC Caland NV                                52,800                     2,400
* Willbros Group, Inc.                         48,800                       506
                                                                ----------------
                                                                $        10,267
                                                                ----------------
MATERIALS & Processing (11.4%)
  Alcoa Inc.                                  253,100                     4,885
  Air Products & Chemicals, Inc.               63,100                     2,651
  Engelhard Corp.                             107,500                     2,562
* Huhtamaeki Oyj                              268,400                     2,546
* Packaging Corp. of America                  127,300                     2,229
  IMC Global Inc.                             170,000                     2,048
  Monsanto Co.                                119,152                     1,822
  Rohm & Haas Co.                              36,600                     1,135
  Abitibi-Consolidated, Inc.                  153,800                     1,041
* Smurfit-Stone Container Corp.                33,312                       418
                                                                ----------------
                                                                $        21,337
                                                                ----------------
PRODUCER DURABLES (3.8%)
* Toll Brothers, Inc.                         108,800                     2,365
  KB HOME                                      27,600                     1,348
* Beazer Homes USA, Inc.                       20,200                     1,233
  MDC Holdings, Inc.                           29,900                     1,055
* Axcelis Technologies, Inc.                  100,000                       488
* Teradyne, Inc.                               41,100                       394
* Varian Semiconductor
    Equipment Associates, Inc.                 11,100                       182
                                                                ----------------
                                                                $         7,065
                                                                ----------------
TECHNOLOGY (8.0%)
  International Business
    Machines Corp.                            104,300                     6,090
* Flextronics International Ltd.              355,400                     2,478
* Arrow Electronics, Inc.                     196,000                     2,475
* Vishay Intertechnology, Inc.                115,100                     1,013
* Micron Technology, Inc.                      76,100                       941
  Avnet, Inc.                                  63,500                       685
* Promise Co. Ltd.                             10,400                       401
* Unisys Corp.                                 53,900                       377
* Cisco Systems, Inc.                          18,800                       197
  Rockwell Automation, Inc.                     9,500                       155
* Solectron Corp.                              33,300                        70
                                                                ----------------
                                                                $        14,882
                                                                ----------------
UTILITIES (3.9%)
* Comcast Corp.-Special Class A               240,900                     5,025
* Cox Communications, Inc. Class A             87,400                     2,149
* McLeod USA Inc.                             152,320                        46
                                                                ----------------
                                                                $         7,220
                                                                ----------------
OTHER (5.4%)
  Tyco International Ltd.                     443,200                     6,249
  Eaton Corp.                                  62,400                     3,977
                                                                ----------------
                                                                $        10,226
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $245,823)                             $       185,052
--------------------------------------------------------------------------------
                                                            Face
                                                          Amount
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.3%)
--------------------------------------------------------------------------------
Repurchase Agreement
  Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.95%, 10/1/2002
    (Cost $589)                                      $       589            589
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (Cost $246,412)                               185,641
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      2,128
Liabilities                                                              (1,113)
                                                                ----------------
                                                                $         1,015
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 27,938,351 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $       186,656
================================================================================

NET ASSET VALUE PER SHARE                                       $          6.68
================================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                          AMOUNT            PER
                                                           (000)          SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                      $   282,605       $  10.12
Undistributed Net
  Investment Income                                        1,323            .05
Accumulated Net Realized
  Losses--Note E                                         (36,501)         (1.31)
Unrealized Depreciation--Note F                          (60,771)         (2.18)
--------------------------------------------------------------------------------
NET ASSETS                                           $   186,656       $   6.68
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


--------------------------------------------------------------------------------
                                                              CAPITAL VALUE FUND
                                                          DECEMBER 17, 2001,* TO
                                                              SEPTEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                     $         2,114
  Interest                                                                   85
  Security Lending                                                           45
--------------------------------------------------------------------------------
    Total Income                                                          2,244
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          414
  The Vanguard Group--Note C
    Management and Administrative                                           472
    Marketing and Distribution                                               21
  Custodian Fees                                                              3
  Auditing Fees                                                              13
  Shareholders' Reports and Proxies                                          13
--------------------------------------------------------------------------------
    Total Expenses                                                          936
    Expenses Paid Indirectly--Note D                                        (15)
--------------------------------------------------------------------------------
    Net Expenses                                                            921
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,323
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (36,501)
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         (60,771)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $       (95,949)
================================================================================
*Inception.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The fund has not yet made any Distributions to shareholders. The Capital Share Transactions section shows the amount shareholders invested in the fund, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                              CAPITAL VALUE FUND
                                                             DECEMBER 17, 2001,*
                                                           TO SEPTEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                         $         1,323
  Realized Net Gain (Loss)                                              (36,501)
  Unrealized Appreciation (Depreciation)                                (60,771)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
     Assets Resulting from Operations                                   (95,949)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                      --
  Realized Capital Gain                                                      --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                355,381
  Issued in Lieu of Cash Distributions                                       --
  Redeemed                                                              (72,776)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions                                         282,605
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                             186,656
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        --
--------------------------------------------------------------------------------
  End of Period                                                 $       186,656
================================================================================

1Shares Issued (Redeemed)
  Issued                                                                 36,415
  Issued in Lieu of Cash Distributions                                       --
  Redeemed                                                               (8,477)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                        27,938
================================================================================
* Inception.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


CAPITAL VALUE FUND
--------------------------------------------------------------------------------
                                                          DECEMBER 17, 2001,* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $         10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .05
  Net Realized and Unrealized Gain (Loss) on Investments                  (3.37)
--------------------------------------------------------------------------------
    Total from Investment Operations                                      (3.32)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $          6.68
================================================================================

TOTAL RETURN                                                             -33.20%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $187
  Ratio of Total Expenses to Average Net Assets                         0.54%**
  Ratio of Net Investment Income to Average Net Assets                  0.77%**
  Portfolio Turnover Rate                                                    40%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended September 30, 2002, the investment advisory fee represented an effective annual rate of 0.225% of the fund's average net assets. In accordance with the advisory contract entered into with Wellington in December 2001, the investment advisory fee will be subject to quarterly adjustments based on the performance of the fund relative to the Wilshire 5000 Total Market Index beginning October 1, 2002.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the period ended September 30, 2002, these arrangements reduced the fund's expenses by $15,000 (an annual rate of 0.01% of average net assets).

E. During the period ended September 30, 2002, the fund purchased $359,617,000 of investment securities and sold $77,293,000 of investment securities other than temporary cash investments.

     At  September  30,  2002,  the  fund  had  available   realized  losses  of
$36,501,000 to offset future net capital gains through September 30, 2011.

F. At September 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $60,771,000, consisting of unrealized gains of $4,574,000 on securities that had risen in value since their purchase and $65,345,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD CAPITAL VALUE FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period December 17, 2001 (commencement of operations) through September 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

NOVEMBER 4, 2002


--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD CAPITAL VALUE FUND

This information for the fiscal period ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 65.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE

Go to our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
 New Jersey, New York, Ohio,
 Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

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Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc.,
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Calvert  Social  Index is a  trademark  of  Calvert  Group,  Ltd.,  and has been
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investing in the fund.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the  prospectus  or the  Statement of  Additional
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